EXHIBIT 99.3

SECURITY AGREEMENT

Dated as of May 12, 2005

among

GRANT PRIDECO, INC.

and the other Debtors parties hereto

in favor of

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

TABLE OF CONTENTS

SECTION 1. DEFINITIONS	1

SECTION 2. GRANT OF SECURITY INTEREST	7

2.1 Grant of Security Interest	7

2.2 Avoidance Limitation	7

2.3 Debtors Remain Liable	8

SECTION 3. REPRESENTATIONS AND WARRANTIES	8

3.1 Title; No Other Liens	8

3.2 Perfected First Priority Liens	8

3.3 Debtor’s Legal Name; Jurisdiction of Organization; Chief Executive Office	9

3.4 Certain Collateral	9

3.5 Investment Property, Chattel Paper, and Instruments	9

3.6 Receivables	10

3.7 Intellectual Property	10

SECTION 4. COVENANTS AND AGREEMENTS	11

4.1 Covenants in Credit Agreement	11

4.2 Maintenance of Insurance	11

4.3 Maintenance of Perfected Security Interest; Further Documentation; Filing Authorization; Further Assurances; Power of Attorney	11

4.4 Changes in Name, etc	13

4.5 Delivery of Instruments and Chattel Paper	13

4.6 Investment Property	13

4.7 Deposit Accounts	15

4.8 Modifications of Receivables, Chattel Paper, Instruments and Payment Intangibles	15

4.9 Intellectual Property	16

4.10 Collateral in the Possession of Bailees, Landlords	17

4.11 [Reserved]	18

4.12 Actions With Respect to Certain Collateral	18

SECTION 5. LIMITATION ON PERFECTION OF SECURITY INTEREST	19

5.1 Chattel Paper and Instruments	19

5.2 Documents	19

5.3 Letter of Credit Rights	19

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Table of Contents

5.4 Vehicles; Mobile Goods	19

5.5 Tax Refunds	20

5.6 Deposit Accounts	20

5.7 Certain Foreign Assets	20

SECTION 6. REMEDIAL PROVISIONS	20

6.1 General Interim Remedies	20

6.2 Receivables, Chattel Paper, Instruments and Payment Intangibles	21

6.3 Contracts	21

6.4 Pledged Securities	22

6.5 Foreclosure	23

6.6 Application of Proceeds	24

6.7 Waiver of Certain Rights	24

6.8 Reinstatement	24

SECTION 7. MISCELLANEOUS	25

7.1 Amendments	25

7.2 Notices	25

7.3 No Waiver by Course of Conduct; Cumulative Remedies; No Duty	25

7.4 Enforcement Expenses; Indemnification	25

7.5 Successors and Assigns	26

7.6 Set-Off	26

7.7 Counterparts; Integration; Effectiveness	26

7.8 Severability	26

7.9 Section Headings	27

7.10 GOVERNING LAW	27

7.11 WAIVER OF JURY TRIAL	28

7.12 Additional Debtors	28

7.13 Termination; Releases	28

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SCHEDULES

Schedule 3.3	—	Organization Information

Schedule 3.4	—	Certain Collateral

Schedule 3.5	—	Pledged Securities

Schedule 3.7	—	Intellectual Property

ANNEXES

Annex I	—	Guaranty Security Agreement Supplement

Annex II	—	Patent Security Agreement Supplement

Annex III	—	Trademark Security Agreement Supplement

Annex IV	—	Copyright Security Agreement Supplement

SECURITY AGREEMENT

     This SECURITY AGREEMENT dated as of May 12, 2005 (this “Agreement”), is among GRANT PRIDECO, INC., a Delaware corporation (the “Parent”), the undersigned subsidiaries of the Parent (the Parent and such undersigned subsidiaries collectively being the “Debtors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the holders of the Secured Obligations (as defined below).

INTRODUCTION

     Reference is made to the Credit Agreement dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Parent and certain of its Subsidiaries as Borrowers (such Subsidiaries, together with the Parent, the “Borrowers”), Bank of America, N.A. as Syndication Agent, the Administrative Agent, and the Lenders, Swing Line Lenders, L/C Issuers, and agents from time to time party thereto. Pursuant to the Subsidiary Guaranty dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Subsidiary Guaranty”), made by the Debtors (other than the Parent), such Debtors have agreed to guarantee, among other things, the full payment and performance of all of the obligations of the Borrowers under the Credit Agreement. Pursuant to the Parent Guaranty dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Parent Guaranty”, and together with the Subsidiary Guaranty, the “Guaranties”), made by the Parent, the Parent has agreed to guarantee, among other things, the full payment and performance of all of the obligations of the other Borrowers under the Credit Agreement.

     The Debtors share an identity of interest as members of a combined group of companies and will derive substantial direct and indirect economic and other benefits from the extensions of credit under the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the extension of credit thereunder that the Debtors shall have entered into this Agreement in order to secure all Secured Obligations (as defined below). Therefore, in consideration of the credit expected to be received in connection with the Credit Agreement, the Debtors jointly and severally agree with the Administrative Agent as follows:

SECTION 1.

DEFINITIONS

     1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. All terms used herein and defined in the UCC shall have the same definitions herein as specified therein.

     1.2 Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Debtor, shall refer to such Debtor’s Collateral or the relevant part thereof.

     1.3 The following terms shall have the following meanings:

     “Chattel Paper” means all of each Debtor’s present and future chattel paper, including electronic chattel paper.

     “Collateral” has the meaning specified in Section 2.1.

     “Collateral Account” means any deposit account with the Administrative Agent which is designated, maintained, and under the sole control of the Administrative Agent and is pledged to the Administrative Agent which has been established pursuant to the provisions of this Agreement for the purposes described in this Agreement including collecting, holding, disbursing, or applying certain funds, all in accordance with this Agreement.

     “Contracts” shall mean all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) to which any Debtor now is, or hereafter will be, bound, or a party, beneficiary, or assignee, in any event, including all contracts, undertakings, or agreements in or under which any Debtor may now or hereafter have any right, title, or interest, including any agreement relating to the terms of payment or the terms of performance of any Receivable.

     “Copyrights” means all of the following now owned or hereafter acquired by any Debtor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee, or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country and all extensions and renewals thereof, including registrations, recordings, supplemental registrations, and pending applications for registration in the United States Copyright Office, including, without limitation, those listed in Schedule 3.7.

     “Copyright Licenses” means any written agreement naming any Debtor as licensor or licensee (including, without limitation, those listed in Schedule 3.7), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit, and sell materials derived from any Copyright.

     “Copyright Security Agreement Supplement” means a supplement to this Agreement by each applicable Debtor in favor of the Administrative Agent, substantially in the form of Annex IV hereto.

     “Deposit Accounts” means all deposit accounts, lockbox accounts, concentration accounts, investment accounts, securities accounts, and other bank accounts now or hereafter held in the name of any Debtor.

     “Document” means any document including, without limitation, a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold, and dispose of the document and the goods it covers.

     “Equipment” means all of each Debtor’s present or future owned or leased fixtures and equipment wherever located, including equipment used by any Debtor for the provision of tubular technology services or marine products and services, or used in drilling or completing oil and gas wells, vehicles, rolling stock, vessels, aircraft, and any manuals, instructions, blueprints, computer software (including software that is imbedded in and part of the equipment), and similar items which relate to the above, together with all parts thereof and all accessions and additions thereto.

     “Event of Default” means any “Event of Default” under the Credit Agreement.

     “Excluded Property” means any of the following property or assets of any Debtor:

     (a) any property or assets to the extent that the Debtors are prohibited from granting a security interest in, pledge of, or charge, mortgage, or lien upon any such property or assets by reason of applicable law or regulation to which such Debtors are subject, except to the extent such prohibition is ineffective under the UCC;

     (b) General Intangibles, Contracts, and Investment Property which by their respective express terms prohibit the grant of a security interest, except to the extent such prohibition is ineffective under the UCC;

     (c) permits and licenses to the extent the grant of a security interest therein is prohibited under applicable law or regulation or by their express terms, except to the extent such prohibition is ineffective under the UCC; and

     (d) Excluded Stock.

     “Excluded Stock” means (a) 35% of the capital stock, membership interests, or other equity or ownership interests in each direct Foreign Subsidiary of the Debtors that is a “controlled foreign corporation” under the Code and (b) any capital stock, membership interests, or other equity or ownership interests in entities that are not Wholly Owned Subsidiaries that are subject to an existing and enforceable negative pledge provision.

     “Fixtures” means any fixture or fixtures now or hereafter owned or leased by any of the Debtors, or in which any of the Debtors holds or acquires any other right, title, or interest, constituting “fixtures” under the UCC.

     “General Intangibles” means all general intangibles now owned or hereafter acquired by any Debtor, including all right, title, and interest that such Debtor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions, or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures, and other business associations, licenses, permits, copyrights, trade secrets, software, data bases, data, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights and intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged stock and Investment Property, rights or indemnification.

     “Instruments” means all of each Debtor’s instruments, including all promissory notes and other evidences of indebtedness, including intercompany instruments, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     “Intellectual Property” means all intellectual and similar property of any Debtor of every kind and nature now owned or hereafter acquired by any Debtor, including inventions, designs, Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, domain names and domain name registrations, trade secrets, confidential or proprietary technical and business information, know-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, licenses for any of the foregoing and all license rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

     “Investment Property” shall mean, other than any shares or equity interests constituting Excluded Property or Excluded Stock, all investment property now owned or hereafter acquired by any Debtor, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Debtor, including the rights of any Debtor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Debtor; (iv) all commodity contracts of any Debtor; and (v) all commodity accounts held by any Debtor.

     “Inventory” means all of each Debtor’s present and future inventory, wherever located, including inventory, merchandise, goods, and other personal property that are held by or on behalf of any Debtor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature, or description used or consumed or to be used or consumed in such Debtor’s business or in the processing, production, packaging, promotion, delivery, or shipping of the same, including all supplies, and embedded software. “Inventory” shall also include inventory in joint production with another person, inventory in which any Debtor has an interest as consignor, and inventory that is returned to or stopped in transit by any Debtor, and all combinations and products thereof.

     “Letter-of-Credit Rights” shall mean all letter-of-credit rights now owned or hereafter acquired by any Debtor, including rights to payment or performance under a letter of credit, whether or not such Debtor, as beneficiary, has demanded or is entitled to demand payment or performance.

     “Licenses” shall mean any Patent License, Trademark License, Copyright License, or other license or sublicense to which any Debtor is a party, including any franchises, permits, certificates, licenses, authorizations and the like, and any other requirements of any government or any commission, board, court, agency, instrumentality, or political subdivision thereof.

     “Lien Waiver” shall mean a waiver and acknowledgment by a landlord, bailee, or other Person that is not a Debtor, in form and substance satisfactory to the Administrative Agent,

waiving such Person’s lien in the Collateral, if any, and acknowledging that such Person holds such Collateral for the benefit of the Administrative Agent and shall act upon the instructions of the Administrative Agent, without the further consent of any Debtor.

     “Liquid Assets” shall mean all cash and cash equivalents at any time held by any of the Debtors, including all amounts from time to time held in any checking, savings, deposit or other account of any of the Debtors, all monies, proceeds or sums due or to become due therefrom or thereon, and all documents (including, but not limited to passbooks, certificates, and receipts) evidencing all funds and investments held in such accounts.

     “Patents” means all of the following now owned or hereafter acquired by any Debtor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings, and pending applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country, including, without limitation, any of the foregoing referred to in Schedule 3.7, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

     “Patent License” means all agreements, whether written or oral, providing for the grant by or to any Debtor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 3.7).

     “Patent Security Agreement Supplement” means a supplement to this Agreement by each applicable Debtor in favor of the Administrative Agent, substantially in the form of Annex II hereto.

     “Permitted Liens” means Liens permitted by the Credit Agreement.

     “Pledged Securities” shall mean, with respect to each Debtor, (a) other than the Excluded Stock or any shares or equity interests constituting Excluded Property, all shares or other equity interests held by such Debtor in any corporations or other entities (including, without limitation, those corporations or other entities described in Schedule 3.5 that are directly held by such Debtor), together with all warrants to purchase, all depositary shares and all other rights of such Debtor in respect of such equity interests, (b) all certificates, instruments, or other documents evidencing same and registered or held in the name of, or otherwise in the possession of, such Debtor, and (c) all present and future payments, dividend distributions, instruments, compensation, property, assets, interests, and rights in connection with or related to the equity interests described in clause (a) above, and all monies due or to become due and payable to such Debtor in connection with or related to such equity interests or otherwise paid, issued, or distributed in respect of or in exchange therefor (including, without limitation, all proceeds of dissolution or liquidation).

     “Proceeds” means all of each Debtor’s present and future (a) proceeds of the Collateral, whether arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of governmental authority), (c) claims against third parties for impairment, loss, damage, or impairment of the value of such property, and (d) any and all proceeds of, and all claims for, any insurance, indemnity, warranty, or guaranty payable from time to time with respect to any of the Collateral, including any credit insurance with respect to Receivables, in each case whether represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, inventory, equipment, fixtures, or goods.

     “Receivables” means all of each Debtor’s present and future accounts, accounts from governmental agencies, instruments, and general intangibles, including those arising from the provision of services to the customers of any Debtor, and rights to payment under all Contracts, income tax refunds, and other rights to the payment of money, together with all of the right, title and interest of any of the Debtors in and to (a) all security pledged, assigned, hypothecated, or granted to or held by any of the Debtors to secure the foregoing, (b) all of any of the Debtors’ right, title and interest in and to any goods or services, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney granted to any of the Debtors for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all credit information, reports and memoranda relating thereto, and (f) all other writings related in any way to the foregoing.

     “Records” means all of each Debtor’s present and future books, accounting records, files, computer files, computer programs, correspondence, credit files, records, ledger cards, invoices, and other records primarily related to any other items of Collateral, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of any of the Debtors or any computer bureau from time to time acting for any of the Debtors.

     “Secured Obligations” means (a) all principal, interest, premium, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by any Borrower under the Credit Agreement and the other Loan Documents; (b) all amounts now or hereafter owed by the other Debtors under the Guaranties, this Agreement, and the other Loan Documents; (c) all Obligations now or hereafter owed by any Borrower to any Lender or Affiliate of any Lender with respect to Swap Contracts, and (d) any increases, extensions, renewals, replacements, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations, in each case, whether direct or indirect, absolute or contingent.

     “State of Organization” means the jurisdiction of organization of each of the Debtors as listed on Schedule 3.3.

     “Supporting Obligations” shall mean all supporting obligations, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

     “Trademarks” means all of the following now owned or hereafter acquired by any Debtor: all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including, without limitation, any of the foregoing referred to in Schedule 3.7.

     “Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Debtor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 3.7.

     “Trademark Security Agreement Supplement” shall mean a supplement to this Agreement, by each applicable Debtor in favor of the Administrative Agent, substantially in the form of Annex III hereto.

     “UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York, as amended from time to time, and any successor statute.

SECTION 2.

GRANT OF SECURITY INTEREST

     2.1 Grant of Security Interest. Each Debtor hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in all of such Debtor’s right, title, and interest in and to the following property (the “Collateral”) to secure the payment and performance of the Secured Obligations: (a) all Chattel Paper, all Collateral Accounts, all commercial tort claims, all Contracts, all Deposit Accounts, all Documents, all Equipment, all Fixtures, all General Intangibles, all Instruments, all Intellectual Property, all Inventory, all Investment Property (including without limitation the Pledged Securities), all Letter of Credit Rights, all Liquid Assets, all Receivables, all Records, and all Supporting Obligations, (b) any and all additions, accessions and improvements to, all substitutions and replacements for and all products of or derived from the foregoing, and (c) all Proceeds of the foregoing. Notwithstanding the foregoing, the term “Collateral” shall not include any Excluded Property.

To the extent that the Collateral is not subject to the UCC, each Debtor collaterally assigns all of such Debtor’s right, title, and interest in and to such Collateral to the Administrative Agent for the benefit of the holders of the Secured Obligations to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.

     2.2 Avoidance Limitation. Notwithstanding Section 2.1 above, the amount of any Debtor’s Secured Obligations that are secured by its rights in Collateral subject to a Lien in favor of the Administrative Agent hereunder or under any other Security Document shall be limited to the extent, if any, required so that the Liens it has granted under this Agreement shall not be subject to avoidance under Section 548 of the Bankruptcy Code of the United States or to being set aside or annulled under any applicable law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Debtor’s Secured Obligations that are subject to the Lien on such Debtor’s Collateral hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Debtor may have under the Guaranty to which such Debtor is a party, any other agreement, or applicable law shall be taken into account.

     2.3 Debtors Remain Liable. Anything herein to the contrary notwithstanding: (a) each Debtor shall remain liable under the Contracts included in the Collateral to the extent set forth therein to perform such Debtor’s obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Administrative Agent of any rights hereunder shall not release any Debtor from any obligations under the Contracts included in the Collateral; and (c) the Administrative Agent shall not have any obligation under the Contracts included in the Collateral by reason of this Agreement, nor shall the Administrative Agent be obligated to perform or fulfill any of the obligations of any Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment any Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

SECTION 3.

REPRESENTATIONS AND WARRANTIES

Each Debtor hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, that:

     3.1 Title; No Other Liens. Except for the security interests granted to the Administrative Agent for the benefit of the holders of the Secured Obligations pursuant to this Agreement and the other Permitted Liens, such Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations, pursuant to this Agreement or as are permitted by the Credit Agreement.

     3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filing of financing statements describing the Collateral in the offices located in the jurisdictions listed on Schedule 3.3, the recording in the United States Patent and Trademark Office of the Trademark Security Agreement Supplement and the Patent Security Agreement Supplement and in the United States Copyright Office of the Copyright Security Agreement Supplement, as applicable, the taking of all applicable actions in respect of perfection contemplated by Sections 4.5, 4.6, and 4.12 in respect of Collateral (in which a security interest cannot be perfected by the filing of a financing statement or such recordings in the United States Patent and Trademark Office or the United States Copyright Office), will, except as permitted not to be perfected pursuant to Section 5 hereof, constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, as collateral security for such Debtor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Debtor and any Persons purporting to purchase any Collateral from such Debtor and (b) are prior to all other Liens on the Collateral except for Permitted Liens.

     3.3 Debtor’s Legal Name; Jurisdiction of Organization; Chief Executive Office. Each Debtor’s exact legal name is set forth on the signature page hereof, and from and after an amendment or modification thereto, on a written notification delivered to the Administrative Agent pursuant to Section 4.4. On the date hereof, such Debtor’s jurisdiction of organization, type of organization, identification number from the jurisdiction of organization (if any), and the location of such Debtor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3.3.

     3.4 Certain Collateral. None of the Collateral constitutes, or is the Proceeds of, farm products and none of the Collateral has been purchased for, or will be used by any Debtor primarily for personal, family, or household purposes. Except as set forth on Schedule 3.4 or otherwise notified to the Administrative Agent pursuant to Sections 4.8 or 4.12, respectively:

          (a) none of the account debtors or other persons obligated on any of the Collateral of such Debtor is a governmental authority subject to the Federal Assignment of Claims Act or like federal or state statute or rule in respect of such Collateral of the type described in Section 4.12(a);

          (b) such Debtor holds no commercial tort claims;

          (c) such Debtor owns no vessels, rolling stock (other than motor vehicles), or aircraft.

     3.5 Investment Property, Chattel Paper, and Instruments.

          (a) Each Debtor is the legal and beneficial owner of the Pledged Securities as set forth on Schedule 3.5. The Pledged Securities have been duly authorized, validly issued, and are fully paid and non-assessable and are not subject to any limitations to purchase similar rights by any person, and none of the Pledged Securities constitutes margin stock (within the meaning of Regulation U issued by the FRB). Except as set forth on Schedule 3.5, the Pledged Securities constitute all of the issued and outstanding shares of stock or other equity interests of each of the respective issuers thereof and no such issuer has any obligation to issue any additional shares of stock or other equity interests or rights or options thereto.

          (b) Except as may be required in connection with any disposition of any portion of the Pledged Securities by laws affecting the offering and sale of securities generally, no consent of any Person and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required in connection with (i) the execution, delivery, performance, validity, or enforceability of this Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature thereof), or (iii) the exercise by the Administrative Agent of the rights provided for in this Agreement.

          (c) Each of the Instruments and Chattel Paper pledged by such Debtor hereunder constitutes the legal, valid, and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally, and general principles of equity.

          (d) Such Debtor is the record and beneficial owner of, and has good title to the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and other Permitted Liens.

     3.6 Receivables.

          (a) No amount payable to such Debtor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent to the extent required by Section 5.

          (b) The amounts represented by such Debtor to the Administrative Agent from time to time as owing to such Debtor in respect of the Receivables will at such times be accurate in all material respects.

          (c) All Receivables of such Debtor existing on the Closing Date arise from bona fide sales or leases by such Debtor of goods and services.

     3.7 Intellectual Property.

          (a) Schedule 3.7 lists:

               (i) all Intellectual Property that (A) has been registered with or issued by the U.S. Patent and Trademark Office or the U.S. Copyright Office, (B) is necessary for the conduct of such Debtor’s business as currently conducted, and (C) is owned by such Debtor in its own name on the date hereof; and

               (ii) all Intellectual Property that (A) is a material License, (B) is necessary for the conduct of such Debtor’s business as currently conducted, and (C) is licensed by such Debtor in its own name on the date hereof.

          (b) On the date hereof, all material Intellectual Property of such Debtor described on Schedule 3.7 is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the best knowledge of such Debtor, does not infringe the intellectual property rights of any other Person in any material respect.

          (c) Except as set forth in Schedule 3.7, on the date hereof, none of such Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Debtor is the licensor or franchisor.

          (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel, or question the validity of, or such Debtor’s rights in, any such Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

          (e) No claim or litigation regarding any of such Intellectual Property is pending or, to the best knowledge of such Debtor, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 4.

COVENANTS AND AGREEMENTS

Each Debtor covenants and agrees with the Administrative Agent and the holders of the Secured Obligations that, from and after the date of this Agreement until this Agreement terminates in accordance with Section 7.13(a):

     4.1 Covenants in Credit Agreement. Such Debtor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Debtor or any of its Subsidiaries.

     4.2 Maintenance of Insurance.

          (a) Such Debtor will comply with the provisions of the Credit Agreement governing the maintenance of insurance for any of its assets constituting Collateral.

          (b) Such Debtor shall cause the Administrative Agent to be named at all times as insured party or loss payee, as applicable, in respect of such insurance on the Collateral.

     4.3 Maintenance of Perfected Security Interest; Further Documentation; Filing Authorization; Further Assurances; Power of Attorney.

          (a) Subject to Section 5, such Debtor shall maintain the security interests created by this Agreement as a perfected first priority security interests subject only to Permitted Liens and shall defend such security interests against the claims and demands of all Persons whomsoever.

          (b) Such Debtor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Debtor and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (c) Subject in each case to Section 5, each Debtor further agrees to take any other action reasonably requested by the Administrative Agent to insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the security interest in any and all of the Collateral including, without limitation, (i) executing, delivering, and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that any Debtor’s signature thereon is required therefor; (ii) causing the Administrative Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Administrative Agent to enforce, the security interest in such Collateral; (iii) creating any Collateral Account and pledging it to the Administrative Agent; (iv) complying with any provision of any statute, regulation, or treaty of the United States or any other country as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Administrative Agent to enforce, the security interest in such Collateral; (v) using all commercially reasonable efforts to obtain the waivers described in Section 4.10; and (vi) taking all actions required by the UCC or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

          (d) Each Debtor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any jurisdiction in which the Uniform Commercial Code has been adopted any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of each Debtor or words of similar effect, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment. Each Debtor agrees to furnish any such information to the Administrative Agent promptly upon request. Each Debtor also ratifies its authorization for the Administrative Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

          (e) During the existence of an Event of Default,

               (i) No Debtor shall initiate any action to remedy such Event of Default without granting Administrative Agent advance written notice of such Debtor’s intent to initiate such actions and the opportunity to consult with such Debtor regarding such Debtor’s proposed actions (unless immediate action is necessary to prevent loss to such Debtor);

               (ii) At Administrative Agent’s request, each Debtor shall take any actions reasonably requested by Administrative Agent with respect to such Event of Default, including diligently endeavoring to cure any material defect existing or claimed, and taking all reasonably necessary and desirable steps for the defense of any legal proceedings, including the employment of counsel, the prosecution or defense of litigation, and the release or discharge of all adverse claims;

               (iii) Administrative Agent, whether or not named as a party to any legal proceedings, is authorized to take any additional steps as Administrative Agent deems necessary or desirable for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the liens, security interests, and assignments created hereunder, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to any Collateral and the payment or removal of prior liens or security interests, and the reasonable expenses of Administrative Agent in taking such action shall be paid by the Debtors; and

               (iv) Each Debtor agrees that, if such Debtor fails to perform under this Agreement or any other Loan Document, Administrative Agent may, but shall not be obligated to, perform such Debtor’s obligations under this Agreement or such other Loan Document, and any reasonable expenses incurred by Administrative Agent in performing such Debtor’s obligations shall be paid by such Debtor. Any such performance by Administrative Agent may be made by Administrative Agent in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of Administrative Agent hereunder shall be conclusively established by a certificate of any officer of Administrative Agent absent manifest error.

          (f) Debtor irrevocably appoints Administrative Agent as Debtor’s attorney in fact, with full authority to act during the existence of an Event of Default for Debtor and in the name of Debtor, to take any action and execute any agreement which Administrative Agent deems necessary or advisable to accomplish the purposes of this Agreement, including the matters that Administrative Agent is expressly authorized to take pursuant to this Agreement (including the matters described in paragraph (c) above), and instituting proceedings Administrative Agent deems necessary or desirable to enforce the rights of Administrative Agent with respect to this Agreement.

     4.4 Changes in Name, etc. Such Debtor will not, except upon 30 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional approved or executed financing statements and other executed documents reasonably requested by the Administrative Agent to maintain the validity, perfection, and priority of the security interests provided for herein, change its name, its organizational number if it has one, or its type of organization, jurisdiction of organization, or other legal structure from that referred to in Section 3.3.

     4.5 Delivery of Instruments and Chattel Paper. Each promissory note representing intercompany debt owing to a Debtor on the date hereof, duly indorsed in a manner satisfactory to the Administrative Agent, has been delivered to the Administrative Agent to be held as collateral pursuant to this Agreement. If any other amount payable under or in connection with any of the Collateral is or becomes evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall, to the extent required by Section 5, be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     4.6 Investment Property. With respect to Investment Property and Pledged Securities:

          (a) If any Debtor shall at any time hold or acquire any Pledged Securities which are certificated securities, whether as a stock split, stock dividend, or other distribution with respect to Pledged Securities, or otherwise, such Debtor shall promptly, and in any event within ten (10) Business Days after receipt thereof, deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify. If any Pledged Securities now owned or hereafter acquired by any Debtor are uncertificated securities and are issued to such Debtor or its nominee directly by the issuer thereof, such Debtor shall immediately notify the Administrative Agent thereof, and shall take any actions requested by the Administrative Agent to enable the Administrative Agent to obtain “control” (within the meaning of Section 8-106 of the UCC) with respect thereto. If any Pledged Securities, whether certificated securities or uncertificated securities, or other Investment Property now or hereafter acquired by any Debtor are held or acquired by such Debtor or its nominee through a securities intermediary or commodity intermediary, such Debtor shall immediately notify the Administrative Agent thereof and, shall take any actions requested by the Administrative Agent to enable the Administrative Agent to obtain “control” (within the meaning of Section 8-106 and/or Section 9-106 of the UCC, as applicable) with respect thereto. To the extent that the Administrative Agent has the right pursuant to the foregoing to give entitlement orders or instructions or directions to any issuer, securities intermediary or commodity intermediary or to withhold its consent to the exercise of any withdrawal or dealing rights by any Debtor, the Administrative Agent agrees with each Debtor that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Debtor, unless an Event of Default has occurred and is continuing.

          (b) So long as no Event of Default has occurred and is continuing, each Debtor shall be entitled:

               (i) to exercise, in a manner not inconsistent with the terms hereof, the voting power with respect to the Pledged Securities of such Debtor, and for that purpose the Administrative Agent shall (if any Pledged Securities shall be registered in the name of the Administrative Agent or its nominee) execute or cause to be executed from time to time, at the expense of the Parent, such proxies or other instruments in favor of such Debtor or its nominee, in such form and for such purposes as shall be reasonably requested by such Debtor, to enable it to exercise such voting power with respect to the Pledged Securities; and

               (ii) except as otherwise provided herein or in the Credit Agreement, to receive and retain for its own account any and all payments, proceeds, dividends, distributions, property, assets, or rights to the extent such are permitted pursuant to the terms of the Credit Agreement, other than (x) stock or liquidating dividends or (y) other dividends or other amounts payable under or in connection with any recapitalization, restructuring, or other non-ordinary course event (the dividends and amounts in this clause (y) being “Extraordinary Payments”), paid, issued, or distributed from time to time in respect of the Pledged Securities. If any Extraordinary Payment is paid or payable, then such sum shall be paid by each such Debtor to the Administrative Agent promptly, and in any event within ten (10) Business Days after receipt thereof, to be held by the Administrative Agent as additional collateral hereunder.

          (c) Upon the occurrence and during the continuance of any Event of Default, all rights of each Debtor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 4.6(b) and to receive the payments, proceeds, dividends, distributions, property, assets, or rights that the Debtor would otherwise be authorized to receive and retain pursuant to Section 4.6(b) shall cease, and thereupon the Administrative Agent shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder, any and all payments, proceeds, dividends, distributions, property, assets, or rights at any time declared or paid upon any of the Pledged Securities during such an Event of Default and otherwise to act with respect to the Pledged Securities as outright owner thereof.

          (d) All payments, proceeds, dividends, distributions, property, assets, instruments or rights that are received by each Debtor contrary to the provisions of this Section 4.6 shall be received and held in trust for the benefit of the Administrative Agent, shall be segregated by each Debtor from other funds of such Debtor and shall be forthwith paid over to the Administrative Agent as Pledged Securities in the same form as so received (with any necessary endorsement).

          (e) If such Debtor is an issuer of Pledged Securities, such Debtor agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it and (ii) it will comply with instructions received by it pursuant to the terms of Section 4.6(f) with respect to the Pledged Securities issued by it. In addition, if any such Debtor is a partnership or a limited liability company, such Debtor (i) confirms that none of the terms of any equity interest issued by it provides that such equity interest is a “security” within the meaning of the UCC, (ii) agrees that it will take no action to cause or permit any such equity interest to become a security, (iii) agrees that it will not issue any certificate representing any such equity interest and (iv) agrees that if, notwithstanding the foregoing, any such equity interest shall be or become a security, such Debtor will (and the Debtor that holds such equity interest hereby instructs such issuing Debtor to) comply with instructions originated by the Administrative Agent without further consent by such Debtor.

          (f) Each Debtor hereby authorizes and instructs each issuer of any Pledged Securities pledged by such Debtor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Debtor, and each Debtor agrees that each such issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

     4.7 Deposit Accounts. For each Deposit Account which is Collateral, the Debtor maintaining such Deposit Account will, to the extent required by Section 5, take any actions requested by the Administrative Agent to enable the Administrative Agent to obtain “control” (within the meaning of Section 9-104 of the UCC) with respect thereto. The Administrative Agent agrees with each Debtor that the Administrative Agent will not give any instructions to a depositary bank directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from any Debtor, unless an Event of Default has occurred and is continuing.

     4.8 Modifications of Receivables, Chattel Paper, Instruments and Payment Intangibles. No Debtor will, without the Administrative Agent’s prior written consent (which consent shall not be unreasonably withheld or delayed): (a) compromise or grant any extension of the time of payment of any of the Collateral consisting of Receivables, Chattel Paper, Instruments or payment intangibles, (b) settle the same for less than the full amount thereof, (c) release, wholly or partly, any obligor liable for the payment thereof, or (d) allow any credit or discount whatsoever thereon; provided, that so long as no Event of Default has occurred and is continuing, this Section 4.8 shall not restrict any extensions, credits, discounts, compromises or settlements granted or made by any Debtor in the ordinary course of such Debtor’s business and consistent with such prudent practices used in industries that are the same as or similar to those which such Debtor is engaged.

     4.9 Intellectual Property. With respect to Intellectual Property:

          (a) Such Debtor will (i) continue to use each Trademark necessary to the conduct of its business on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures, and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past substantially the same quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and substantially all other notices and legends required by applicable laws, (iv) not knowingly adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or materially impaired in any way;

          (b) Such Debtor will not do any act, or knowingly omit to do any act, whereby any Patent necessary for the conduct of its business could reasonably be expected to become forfeited, abandoned, or dedicated to the public, except where such Debtor has reasonably determined that such Patent is no longer used in the Debtor’s business or no longer of any substantial value;

          (c) Such Debtor (i) will employ each Copyright necessary for the conduct of its business and (ii) will not (and will not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired, except where such Debtor has reasonably determined that such Copyrights are no longer used in the Debtor’s business or no longer of any substantial value. Such Debtor will not (either itself or through licensees) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may fall into the public domain, except where such Debtor has reasonably determined that such Copyrights are no longer used in the Debtor’s business or no longer of any substantial value;

          (d) Such Debtor will not knowingly use any Intellectual Property necessary for the conduct of its business in a manner that infringes the intellectual property rights of any other Person;

          (e) Such Debtor will notify the Administrative Agent promptly if it knows or has been notified that any application or registration relating to any Intellectual Property necessary for the conduct of its business may become forfeited, abandoned, or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office) regarding such Debtor’s ownership of, or the validity of, any such Intellectual Property or such Debtor’s right to register the same or to own and maintain the same;

          (f) Whenever such Debtor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property necessary for the conduct of its business with the United States Patent and Trademark Office or the United States Copyright Office, such Debtor shall report such filing to the Administrative Agent within 30 days after the date on which such filing occurs. Upon request of the Administrative Agent, such Debtor shall promptly execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the security interest granted hereunder to the Administrative Agent for the benefit of the holders of the Secured Obligations in any Copyright, Patent, or Trademark necessary for the conduct of its business and the goodwill and general intangibles of such Debtor relating thereto or represented thereby;

          (g) Such Debtor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, to maintain and pursue each application relating to any Intellectual Property necessary for the conduct of its business (and to obtain the relevant registration) and to maintain each registration of such material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability;

          (h) In the event that any Intellectual Property necessary for the conduct of its business is infringed, misappropriated or diluted by a third party, such Debtor shall (i) take such actions as such Debtor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and take such actions as such Debtor shall reasonably deem appropriate under the circumstances, including filing suit for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for infringement, misappropriation or dilution; and

          (i) In no event does any provision hereof require a Debtor to perfect security interests in Intellectual Property by filing outside the United States of America.

     4.10 Collateral in the Possession of Bailees, Landlords.

          (a) Each Debtor shall use all commercially reasonable efforts to obtain a Lien Waiver from each landlord, bailee, or other non-Debtor that has possession of any Collateral, or on whose property any Collateral is located, to the extent such Lien Waivers are necessary to ensure that (i) the aggregate fair market value of all Collateral located at any such location that is not subject to a Lien Waiver, or in the possession of any such Person that has not executed a Lien Waiver, does not exceed $1,500,000 (determined on a mathematical average basis for the months during the most recently ended quarter) and (ii) the aggregate fair market value of all Collateral located at all such locations that are not subject to Lien Waivers, and in the possession all such Persons that have not executed Lien Waivers, does not exceed $75,000,000 (determined on a mathematical average basis for the months during the most recently ended quarter). Notwithstanding the foregoing, to the extent such Debtor is unable to promptly obtain a Lien Waiver from any such landlord, bailee, or other non-Debtor, then, at the request of the Administrative Agent, such Debtor shall promptly move such Collateral to a location with respect to which the landlord, bailee, or other non-Debtor shall execute a Lien Waiver.

          (b) The Administrative Agent agrees with each Debtor that the Administrative Agent shall not give any instructions to a landlord, bailee, or other non-Debtor under a Lien Waiver unless an Event of Default has occurred and is continuing.

          (c) Debtors shall promptly notify the Administrative Agent if (i) Collateral with an aggregate fair market value in excess of $1,500,000 (determined on a mathematical average basis for the months during the most recently ended quarter) is at any time located on the property of, or in the possession of, any landlord, bailee, or other non-Debtor that has not executed a Lien Waiver, or (ii) Collateral with an aggregate fair market value in excess of $75,000,000 (determined on a mathematical average basis for the months during the most recently ended quarter) is at any time located on the property of, or in the possession of, all such landlords, bailees, and other non-Debtors that have not executed Lien Waivers.

     4.11 [Reserved].

     4.12 Actions With Respect to Certain Collateral.

          (a) If any of the account debtors or other Persons obligated on any of the Receivables, Chattel Paper, Instruments, or payment intangibles with a value in excess of $1,000,000, or on any Contract with a value in excess of $1,000,000 in any twelve-month period, is or becomes a governmental authority subject to the Federal Assignment of Claims Act or like federal or state statute or rule in respect of such Collateral, Debtor shall promptly (i) notify the Administrative Agent in a writing signed by such Debtor that such account debtor or other Person obligated on such Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal or state statute or rule and (ii) take all actions reasonably required by the Administrative Agent to insure the attachment, perfection or priority of, or the ability of the Administrative Agent to enforce, the security interest in such Collateral.

          (b) If any Debtor shall at any time hold or acquire a commercial tort claim with a value in excess of $1,000,000, such Debtor shall promptly notify the Administrative Agent in a writing signed by such Debtor of the brief details thereof and grant to the Administrative Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Administrative Agent. Notwithstanding the foregoing, any such security interest in commercial tort claims shall, prior to the occurrence of an Event of Default (and after the occurrence of an Event of Default unless the Administrative Agent has demanded the attachment of such security interest thereto), not be required to attach to the extent the value of any such commercial tort claim does not exceed $1,000,000.

          (c) If any Debtor shall at any time hold or acquire any vessel or aircraft, in each case, with a value in excess of $500,000, such Debtor shall promptly notify the Administrative Agent in a writing signed by such Debtor, and shall take all actions reasonably requested by the Administrative Agent to insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, a security interest therein.

          (d) If any Debtor shall at any time hold or acquire any motor vehicle with a value in excess of $500,000, such Debtor shall promptly notify the Administrative Agent in a writing signed by such Debtor, and shall take all actions reasonably requested by the Administrative Agent to insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, a security interest therein.

SECTION 5.

LIMITATION ON PERFECTION OF SECURITY INTEREST

     5.1 Chattel Paper and Instruments. The perfection of the security interest granted in Section 2 above in, respectively, any Chattel Paper (whether tangible or electronic) or any Instrument (other than any intercompany note from a Subsidiary of Parent to a Debtor) for which perfection must be effected by a means other than the filing of an appropriate financing statement under the applicable Uniform Commercial Code will, prior to the occurrence of an Event of Default (and during the existence of an Event of Default unless the Administrative Agent has required the perfection of such security interest in such Collateral), be required only if the face amount of such individual Chattel Paper or Instrument exceeds $1,000,000.

     5.2 Documents. The perfection of the security interest granted in Section 2 above in Documents will, prior to the occurrence of an Event of Default (and during the existence of an Event of Default unless the Administrative Agent has required that further actions are taken with respect to the perfection thereof), be effected solely by filing an appropriate financing statement under the applicable Uniform Commercial Code.

     5.3 Letter of Credit Rights. The perfection of the security interest granted in Section 2 above in Letter-of-Credit Rights will, prior to the occurrence of an Event of Default (and during the existence of an Event of Default unless the Administrative Agent has required that further actions are taken with respect to the perfection thereof), be effected solely by filing an appropriate financing statement under the applicable Uniform Commercial Code.

     5.4 Vehicles; Mobile Goods. The perfection of the security interest granted in Section 2 above in any motor vehicle or individual mobile good (other than aircraft and vessels) for which perfection must be effected by a means other than the filing of an appropriate financing statement under the applicable Uniform Commercial Code will, prior to the occurrence of an Event of Default (and during the existence of an Event of Default unless the Administrative Agent has required the perfection of such security interest in such Collateral), be required only if the value of such motor vehicle or individual mobile good, as applicable, exceeds $500,000.

     5.5 Tax Refunds. The perfection of the security interest granted in Section 2 above in any refunds of any Taxes paid to any Governmental Authority will, prior to the occurrence of an Event of Default (and during the existence of an Event of Default unless the Administrative Agent has required that further actions are taken with respect to the perfection thereof), be effected solely by filing an appropriate financing statement under the applicable Uniform Commercial Code

     5.6 Deposit Accounts. The perfection of the security interest granted in Section 2 above in any Deposit Account for which perfection must be effected by a means other than the filing of an appropriate financing statement under the applicable Uniform Commercial Code will, prior to the occurrence of an Event of Default (and during the existence of an Event of Default unless the Administrative Agent has required the perfection of such security interest in such Collateral), be required only if such Deposit Account is an incoming cash account (including without limitation an account into which payments on accounts receivable are made or an account into which letter of credit proceeds are paid), a lockbox or a lockbox account, a concentration account, an investment account, or a securities account.

     5.7 Certain Foreign Assets. With respect to any personal property of a Debtor located in or pertaining to a jurisdiction other than the United States or any State thereof (other than any intercompany note of a Foreign Subsidiary to a Debtor and any Pledged Securities) as to which the security interest granted hereunder may not be perfected by (a) filing financing statements under the applicable Uniform Commercial Code, (b) filings in the United States Patent and Trademark Office or the United States Copyright Office, (c) recording of a United States vessel mortgage or aircraft mortgage, (d) possession or “control” (as defined in Section 8-106 or Article 9 of the applicable Uniform Commercial Code) thereof in the United States, or (e) compliance with the provisions of any statute, regulation or treaty of the United States or any State thereof, such Debtor will not be required to take any action necessary to perfect such security interest under the laws of the jurisdiction in which such property is located or to which such property pertains.

SECTION 6.

REMEDIAL PROVISIONS

During the existence and continuation of an Event of Default, the Administrative Agent may, at the Administrative Agent’s option, exercise one or more of the remedies specified elsewhere in this Agreement or the following remedies:

     6.1 General Interim Remedies.

          (a) To the extent permitted by law, the Administrative Agent may exercise all the rights and remedies of a secured party under the UCC.

          (b) The Administrative Agent may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

          (c) The Administrative Agent may require any Debtor to promptly assemble any tangible Collateral of such Debtor and make it available to the Administrative Agent at a place to be designated by the Administrative Agent. The Administrative Agent may occupy any premises owned or leased by any Debtor where the Collateral is assembled for a reasonable period in order to effectuate the Administrative Agent’s rights and remedies hereunder or under law, without obligation to any Debtor with respect to such occupation.

     6.2 Receivables, Chattel Paper, Instruments and Payment Intangibles. During the existence and continuation of an Event of Default, the Administrative Agent may establish Collateral Accounts for the purpose of collecting the payments due to the Debtors under any Contracts or otherwise with respect to the Receivables, Chattel Paper, Instruments and/or payment intangibles and holding the proceeds thereof, and may, or may direct the Debtors to, instruct all makers and/or all obligors with respect thereto to make all payments with respect to such Collateral directly to the Administrative Agent for deposit into such Collateral Account. After such direction to the Debtors, all payments, whether of principal, interest, or other amounts, under any Contracts or otherwise with respect to the Receivables, Chattel Paper, Instruments and/or payment intangibles shall be directed to such Collateral Accounts. All such payments which may from time to time come into the possession of any Debtor shall be held in trust for the Administrative Agent, segregated from the other funds of such Debtor, and delivered to the Administrative Agent immediately in the form received with any necessary endorsement for deposit into such Collateral Account, such delivery in no event to be later than one Business Day after receipt thereof by the applicable Debtor. In connection with the foregoing, the Administrative Agent shall have the right at any time during the existence and continuation of an Event of Default to take any of the following actions, in the Administrative Agent’s own name or in the name of the applicable Debtor: compromise or extend the time for payment of any payments due with respect to any Instrument or Chattel Paper upon such terms as the Administrative Agent may reasonably determine; endorse the name of the applicable Debtor, on checks, instruments, or other evidences of payment with respect to any such Collateral; make written or verbal requests for verification of amount owing on any such Collateral from the maker thereof or obligor thereunder; open mail addressed to such Debtor which the Administrative Agent reasonably believes relates to any such Collateral, and, to the extent of checks or other payments with respect to any such Collateral, dispose of same in accordance with this Agreement; take action in the Administrative Agent’s name or the applicable Debtor’s name, to enforce collection; and take all other action necessary to carry out this Agreement and give effect to the Administrative Agent’s rights hereunder. Costs and expenses incurred by the Administrative Agent in collection and enforcement of amounts owed under any Contracts or otherwise with respect to the Receivables, Chattel Paper, Instruments and/or payment intangibles, including attorneys’ fees and out-of-pocket expenses, shall be reimbursed by the applicable Debtor to the Administrative Agent on demand.

     6.3 Contracts. During the existence and continuation of an Event of Default, the Administrative Agent may, at its option, exercise one or more of the following remedies with respect to the Contracts that constitute Collateral:

          (a) (i) take any action permitted under Section 6.2 and (ii) in the place and stead of the applicable Debtor, exercise any other rights of such Debtor under the Contracts in accordance with the terms thereof. Without limitation of the foregoing, each Debtor agrees that under the foregoing circumstances, the Administrative Agent may give notices, consents, and demands and make elections under the Contracts, modify or waive the terms of the Contracts and enforce the Contracts, in each case, to the same extent and on the same terms as such Debtor might have done and to the extent permitted by the counterparty to such Contract. It is understood and agreed that notwithstanding the exercise of such rights and/or the taking or such actions by the Administrative Agent, such Debtor shall remain liable for performance of its obligations under the Contracts;

          (b) upon receipt by the Administrative Agent of notice from any counterparty to any Contract of such Person’s intent to terminate such Contract, the Administrative Agent shall be entitled to (i) cure or cause to be cured the condition giving rise to such Person’s right of termination of such Contract, or (ii) to the extent permitted by the counterparty to such Contract, acquire and assume (or assign and cause the assumption by a third party of) the rights and obligations of the applicable Debtor under such Contract; and

          (c) upon termination of any Contract by operation of law or otherwise, the Administrative Agent shall be entitled to enter into a new agreement (“Successor Agreement”) with the counterparty to such terminated Contract, on terms and with provisions as the Administrative Agent negotiates in its discretion with such counterparty. Each Debtor agrees that such Debtor shall have no rights whatsoever with respect to any Successor Agreement.

     6.4 Pledged Securities.

          (a) The Administrative Agent shall have the right, after the occurrence and during the continuation of an Event of Default, to sell any or all of the Pledged Securities in accordance with the terms of this Agreement. If the Administrative Agent shall determine to exercise the right to sell any or all of the Pledged Securities pursuant to this Section 6.4, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933 (the “Securities Act”), as amended, the relevant Debtor will cause the issuer thereof to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold, and make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Debtor agrees to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Debtor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

          (c) Each Debtor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 6.4 valid and binding and in compliance with any and all other applicable laws. Each Debtor further agrees that a breach of any of the covenants contained in this Section 6.4 will cause irreparable injury to the Administrative Agent and the holders of the Secured Obligations, that the Administrative Agent and the holders of the Secured Obligations have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.4 shall be specifically enforceable against such Debtor, and such Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

     6.5 Foreclosure.

          (a) The Administrative Agent may foreclose on the Collateral in any manner permitted by the courts of or in the State of New York or the jurisdiction in which any Collateral is located. If the Administrative Agent should institute a suit for the collection of the Secured Obligations and for the foreclosure of this Agreement, the Administrative Agent may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

          (b) To the extent permitted by law, the Administrative Agent may exercise all the foreclosure rights and remedies of an Administrative Agent under the UCC. In connection therewith, the Administrative Agent may sell any Collateral at public or private sale, at the office of the Administrative Agent or elsewhere, for cash or credit and upon such other terms as the Administrative Agent deems commercially reasonable. The Administrative Agent may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. Each Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, each Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if any portion of the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Administrative Agent, the Administrative Agent shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Administrative Agent in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Administrative Agent may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

     6.6 Application of Proceeds.

          (a) Unless otherwise specified herein or in the Credit Agreement, any cash proceeds received by the Administrative Agent from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Administrative Agent hereunder may be, at the reasonable discretion of the Administrative Agent (i) held by the Administrative Agent in one or more Cash Collateral Accounts as cash collateral for the Secured Obligations or (ii) applied to the Secured Obligations.

          (b) Amounts applied to the Secured Obligations shall be applied in the following order:

     First, to the payment of the costs and expenses of exercising the Administrative Agent’s rights hereunder, whether expressly provided for herein or otherwise; and

     Second, to the payment of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement.

Any surplus cash collateral or cash proceeds held by the Administrative Agent after payment in full of the Secured Obligations and the termination of any commitments of the Administrative Agent to any Debtor shall be paid over to such Debtor or to whomever may be lawfully entitled to receive such surplus.

     6.7 Waiver of Certain Rights. To the full extent each Debtor may do so, such Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of such Debtor, including the Collateral of such Debtor, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Such Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other matters whatever to defeat, reduce, or affect the right of the Administrative Agent under the terms of this Agreement.

     6.8 Reinstatement. The obligations of each Debtor under this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Secured Obligations is rescinded or otherwise must be restored or returned by the Administrative Agent upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of any Debtor or any other obligor or otherwise, all as though such payment had not been made.

SECTION 7.

MISCELLANEOUS

     7.1 Amendments. None of the terms or provisions of this Agreement may be waived, amended, supplemented, or otherwise modified except in accordance with Section 10.01 of the Credit Agreement. No consent of any Swap Contract counterparty (except in such Person’s capacity as a Lender, if applicable) shall be required for any waiver, amendment, supplement, or other modification to this Agreement.

     7.2 Notices. All notices, requests, and demands to or upon the Administrative Agent or any Debtor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement. All notices, requests, and demands hereunder to any Debtor shall be given to it at its address, telecopy number, electronic mail address, or telephone number specified in Schedule 10.02 of the Credit Agreement; provided that if no such information is specified for a Debtor, the information specified for the Parent shall be used for such Debtor.

     7.3 No Waiver by Course of Conduct; Cumulative Remedies; No Duty. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power, or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. A waiver by the Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent would otherwise have on any future occasion. The rights and remedies provided herein and in the other Loan Documents are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. The powers conferred on Administrative Agent under this Agreement are solely to protect Administrative Agent’s rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, Administrative Agent shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. The powers conferred on Administrative Agent under this Agreement are solely to protect Administrative Agent’s rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, Administrative Agent shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

     7.4 Enforcement Expenses; Indemnification.

          (a) Each Debtor agrees (i) to pay the costs and expenses payable by the Parent under Section 10.04 of the Credit Agreement and (ii) to make the indemnifications made by the Parent under Section 10.04 of the Credit Agreement.

          (b) Each Debtor agrees to pay, and to indemnify and hold the Administrative Agent, the Syndication Agent, and holder of the Secured Obligations, and each sub-agent and Related Party of any of the foregoing Persons harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales, or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) All amounts due under this Section 7.4 shall be payable upon demand therefor. The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

     7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Debtor and shall inure to the benefit of the Administrative Agent and the holders of the Secured Obligations and their successors and assigns; provided that no Debtor may assign, transfer, or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     7.6 Set-Off. Each Debtor hereby irrevocably authorizes the Administrative Agent, each Lender, each Swing Line Lender, each L/C Issuer, and each of their respective Affiliates at any time and from time to time upon the occurrence and during the continuance of any Event of Default, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Swing Line Lender, such L/C Issuer, or any such Affiliate to or for the credit or the account of any Debtor against any and all of the obligations of such Debtor now or hereafter existing under the Credit Agreement, any Guaranty, this Agreement, or under any other Loan Document to such Lender, Swing Line Lender, or L/C Issuer, irrespective of whether or not such Lender, Swing Line Lender, or L/C Issuer shall have made any demand for payment and although such obligations of such Debtor may be contingent or unmatured or are owed to a branch or office of such Lender, Swing Line Lender, or L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. Any such set-off shall be subject to the notice requirements of Section 10.08 of the Credit Agreement; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     7.7 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by parties hereto in different counterparts), each of which shall be constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     7.8 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this

Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.9 Section Headings. The Section headings used in this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement.

     7.10 GOVERNING LAW.

          (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          (b) SUBMISSION TO JURISDICTION. EACH DEBTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          (c) WAIVER OF VENUE. EACH DEBTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.2, TO THE EXTENT PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

     7.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     7.12 Additional Debtors. Any Subsidiary that is required to become a party to this Agreement after the date hereof pursuant to Section 6.13 of the Credit Agreement shall become a Debtor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an instrument in the form of Annex I hereto. The Schedules to this Agreement shall be supplemented by the Schedules attached to any such instrument in the form of Annex I, without need for an amendment in accordance with Section 7.1.

     7.13 Termination; Releases.

          (a) This Agreement and the security interest created hereby shall terminate when all the Secured Obligations have been indefeasibly paid in full, at which time the Administrative Agent shall execute and deliver to the Debtors or the Debtors’ designee, at the Debtors’ expense, all Uniform Commercial Code termination statements and similar documents which the Debtors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.13(a) shall be without recourse to or warranty by the Administrative Agent.

          (b) Any Debtor other than the Borrowers shall automatically be released from its obligations hereunder and the security interest granted hereby in the Collateral of such Debtor shall be automatically released in the event that all the Capital Stock of such Debtor shall be sold, transferred, or otherwise disposed of to a person that is not an Affiliate of the Parent in accordance with the terms of the Credit Agreement; provided that, to the extent required by the Credit Agreement, the Required Lenders or, if required by the terms of the Credit Agreement, such other requisite number of Lenders, shall have consented to such sale, transfer, or other disposition and the terms of such consent did not provide otherwise. If any of the Collateral shall be sold, transferred, or otherwise disposed of by any Debtor in a transaction permitted by the

Credit Agreement, the security interest created hereby in any Collateral that is so sold, transferred, or otherwise disposed of shall automatically terminate and be released upon the closing of such sale, transfer, or other disposition, and such Collateral shall be sold free and clear of the Lien and security interest created hereby; provided, however, that such security interest will continue to attach to all proceeds of such sales or other dispositions. In connection with any of the foregoing, the Administrative Agent shall execute and deliver to the Debtors or the Debtors’ designee, at the Debtors’ expense, all Uniform Commercial Code termination statements and similar documents that the Debtors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.13(b) shall be without recourse to or warranty by the Administrative Agent.

          (c) No consent of any Swap Contract counterparty (except in such Person’s capacity as a Lender, if applicable) shall be required for any release of Collateral or Debtors pursuant to this Section.

[Signature pages follow.]

     EXECUTED as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Authorized Signatory
Name:

Title:

DEBTORS:

GRANT PRIDECO, INC. GRANT PRIDECO, L.P
by its general partner, Grant Prideco Holding, LLC
GP EXPATRIATE SERVICES, INC.
GRANT PRIDECO HOLDING, LLC
GRANT PRIDECO MARINE PRODUCTS AND SERVICES
INTERNATIONAL, INC.
GRANT PRIDECO PC COMPOSITES HOLDINGS, LLC
INTELLIPIPE, INC.
PLEXUS DEEPWATER TECHNOLOGIES, LTD.

by its general partner, Grant Prideco Holding, LLC
REEDHYCALOG, LLC REEDHYCALOG, L.P.
by its general partner, ReedHycalog, LLC
REEDHYCALOG ARGENTINA, LLC
REEDHYCALOG AZERBAIJAN, LLC
REEDHYCALOG CIS, LLC
REEDHYCALOG COLOMBIA, LLC
REEDHYCALOG INTERNATIONAL HOLDING, LLC
REEDHYCALOG KAZAKHSTAN, LLC
REEDHYCALOG NORWAY, LLC
REEDHYCALOG THAILAND, LLC
REEDHYCALOG UTAH, LLC
TA INDUSTRIES, INC.
TAI HOLDING, INC.
TUBE-ALLOY CORPORATION
TUBE-ALLOY CAPITAL CORPORATION
XL SYSTEMS INTERNATIONAL, INC.
XL SYSTEMS, L.P.
by its general partner, Grant Prideco Holding, LLC

By: /s/ James M. Mitchell
James M. Mitchell
Treasurer

GP USA HOLDING, LLC
GRANT PRIDECO EUROPEAN HOLDING, LLC
GRANT PRIDECO FINANCE, LLC
GRANT PRIDECO USA, LLC

By: /a/ Dave Weigel
Dave Weigel
Vice President

GRANT PRIDECO JERSEY LTD.

By: /s/ Philip A. Choyce
Philip A. Choyce
Director

SCHEDULE 3.3

ORGANIZATION & LOCATION INFORMATION

	Jurisdiction &				Chief Executive Office, Sole
	Type of		Assumed Names/	Organizational	Place of Business, or Principal
Debtor	Organization	Prior Legal Names	Trade Names	ID#	Residence
Grant Prideco, Inc.	Delaware Corporation	Grant TFW Inc. Grant Acquisition Co.	TCA Tubular Corporation of America	2234047	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
Grant Prideco, L.P.	Delaware Limited Partnership	Grant Prideco, LP	Grant Prideco, LP (LA, OK) Grant Prideco, Limited Partnership (NM) Grant Prideco Operating, L.P. (OK) Grant Prideco Operating, LP (TX) Grant Prideco Limited Partnership (WY) Grant Prideco Limited, Limited Partnership (WY) Drill Tube	3202107	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060

Schedule 3.3 to Security Agreement

	Jurisdiction &				Chief Executive Office, Sole
	Type of		Assumed Names/	Organizational	Place of Business, or Principal
Debtor	Organization	Prior Legal Names	Trade Names	ID#	Residence
			International, Inc. DTI Seam-Mac Tube Grant Grey-Mak Pipe
GP Expatriate Services, Inc.	Delaware Corporation	Grant Austria, Inc.	N/A	3035303	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
Grant Prideco Holding, LLC	Delaware Limited Liability Company	N/A	N/A	3193841	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
Grant Prideco Marine Products and Services International, Inc.	Delaware Corporation	N/A	Plexus Ocean Systems	3541508	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
Grant Prideco PC Composites Holdings, LLC	Delaware Limited Liability Company	N/A	N/A	3421054	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
Intellipipe, Inc.	Delaware Corporation	N/A	N/A	3301669	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060

Schedule 3.3 to Security Agreement

	Jurisdiction &				Chief Executive Office, Sole
	Type of		Assumed Names/	Organizational	Place of Business, or Principal
Debtor	Organization	Prior Legal Names	Trade Names	ID#	Residence
Plexus Deepwater Technologies, Ltd.	Texas Limited Partnership	N/A	N/A	800024962	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog, LLC	Delaware Limited Liability Company	Reed-Hycalog L.L.C.	ReedHycalog I, LLC (TX) Reed-Hycalog L.L.C. (ND, OH)	3579258	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog, L.P.	Delaware Limited Partnership	Reed-Hycalog Operating, L.P. Diamond Products International, Inc.	Reed-Hycalog, Limited Partnership (AK) ReedHycalog, Limited Partnership (WY) ReedHycalog. Limited Partnership (NM)	3579203	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog Argentina, LLC	Delaware Limited Liability Company	N/A	N/A	3641591	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog Azerbaijan, LLC	Delaware Limited Liability Company	N/A	N/A	3618453	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060

Schedule 3.3 to Security Agreement

	Jurisdiction &				Chief Executive Office, Sole
	Type of		Assumed Names/	Organizational	Place of Business, or Principal
Debtor	Organization	Prior Legal Names	Trade Names	ID#	Residence
ReedHycalog CIS, LLC	Delaware Limited Liability Company	ReedHycalog Russia, LLC Reed-Hycalog Russia, LLC	N/A	3599420	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog Colombia, LLC	Delaware Limited Liability Company	Reed-Hycalog Colombia, LLC	N/A	3594105	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog International Holding, LLC	Delaware Limited Liability Company	Reed-Hycalog International Holding, LLC	N/A	3593477	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog Kazakhstan, LLC	Delaware Limited Liability Company	N/A	N/A	3618454	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog Norway, LLC	Delaware Limited Liability Company	Reed-Hycalog Norway, LLC	N/A	3594914	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog Thailand, LLC	Delaware Limited Liability Company	N/A	N/A	3618456	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
ReedHycalog Utah, LLC	Delaware Limited Liability Company	N/A	N/A	3810964	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060

Schedule 3.3 to Security Agreement

	Jurisdiction &				Chief Executive Office, Sole
	Type of		Assumed Names/	Organizational	Place of Business, or Principal
Debtor	Organization	Prior Legal Names	Trade Names	ID#	Residence
TA Industries, Inc.	Delaware Corporation	N/A	N/A	2605269	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
TAI Holding, Inc.	Delaware Corporation	Texas Arai, Inc.	Grant TAI Holding, Inc. (TX)	2282349	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
Tube-Alloy Capital Corporation	Texas Corporation	N/A	N/A	00597195-00	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
Tube-Alloy Corporation	Louisiana Corporation	N/A	Tube-Alloy/Petroquip Corporation	29412900D	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
XL Systems International, Inc.	Delaware Corporation	EVI Shelf Company EVI, Inc.	N/A	2680013	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
XL Systems, L.P.	Texas Limited Partnership	XL Systems, Inc.	Petro-Drive, Inc. Plexus Ocean Systems Rotator U.S.	13755110	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060
GP USA Holding, LLC	Delaware Limited Liability Company	N/A	N/A	3591295	C/o Entity Services 103 Foulk Road Suite 202 Wilmington, Delaware 19803

Schedule 3.3 to Security Agreement

	Jurisdiction &				Chief Executive Office, Sole
	Type of		Assumed Names/	Organizational	Place of Business, or Principal
Debtor	Organization	Prior Legal Names	Trade Names	ID#	Residence
Grant Prideco European Holding, LLC	Delaware Limited Liability Company	N/A	N/A	3599728	C/o Entity Services 103 Foulk Road Suite 202 Wilmington, Delaware 19803
Grant Prideco Finance, LLC	Delaware Limited Liability Company	N/A	N/A	3591295	C/o Entity Services 103 Foulk Road Suite 202 Wilmington, Delaware 19803
Grant Prideco USA, LLC	Delaware Limited Liability Company	N/A	N/A	3193038	C/o Entity Services 103 Foulk Road Suite 202 Wilmington, Delaware 19803
Grant Prideco Jersey Limited	Delaware & Jersey Corporation	Citra Grant Prideco Marketing Limited (Jersey) Citra Grant Prideco Limited (Jersey)	N/A	3889281	400 N. Sam Houston Parkway East, Suite 900 Houston, Texas 77060

Schedule 3.3 to Security Agreement

SCHEDULE 3.4

CERTAIN COLLATERAL

     Grant Prideco, Inc. is a defendant and cross-claimant in a pending action in the Supreme Court of the State of New York, County of New York, Commercial Division, Index No. 603909/04, entitled Active Media Services, Inc. vs. Grant Prideco, Inc. The action grows out of a commercial dispute involving Trade Credits arising from a contract that was in effect from 1998 through 2001. In its Cross-Claim, Grant Prideco, Inc. is seeking between $3.5 and $4.6 million for breach of contract, fraud, and claims assigned to Grant Prideco, Inc. by NatWest Bank. If successful, the judgment may constitute a judgment on a “commercial tort claim.

Schedule 3.4 to Security Agreement

SCHEDULE 3.5

PLEDGED SECURITIES

Pledgor(s)	Pledged Entity	% Owned / Type of Interest
Grant Prideco, Inc.	GP Expatriate Services, Inc.	100% Stock
Grant Prideco, Inc.	GP USA Holding, LLC	100% LLC Interest
Grant Prideco, Inc. Grant Prideco USA, LLC	Grant Prideco European Holding, LLC	Grant Prideco, Inc. 99% LLC Interest
Grant Prideco USA, LLC 1% LLC Interest
Grant Prideco, Inc.	Grant Prideco Finance, LLC	100% LLC Interest
Grant Prideco, Inc.	Grant Prideco Holding, LLC	100% LLC Interest
Grant Prideco, Inc.	Grant Prideco Marine Products and Services International, Inc.	100% Stock
Grant Prideco Holding, LLC	Grant Prideco PC Composites Holdings, LLC	100% LLC Interest
Grant Prideco, Inc.	Grant Prideco USA, LLC	100% LLC Interest
Grant Prideco Holding, LLC Grant Prideco USA, LLC	Grant Prideco, L.P.	Grant Prideco Holding, LLC 1% General Partner Interest

Schedule 3.5 to Security Agreement

Pledgor(s)	Pledged Entity	% Owned / Type of Interest
Grant Prideco USA, LLC 99% Limited Partner Interest
Grant Prideco, Inc.	Intellipipe, Inc.	100% Stock
Grant Prideco Holding, LLC Grant Prideco USA, LLC	Plexus Deepwater Technologies, Ltd.	Grant Prideco Holding, LLC 1% General Partner Interest
Grant Prideco USA, LLC 99% Limited Partner Interest
ReedHycalog International Holding, LLC	ReedHycalog Azerbaijan, LLC	100% LLC Interest
ReedHycalog International Holding, LLC	ReedHycalog Argentina, LLC	100% LLC Interest
ReedHycalog International Holding, LLC	ReedHycalog Colombia, LLC	100% LLC Interest
Grant Prideco, Inc.	ReedHycalog International Holding, LLC	100% LLC Interest
Grant Prideco, Inc.	ReedHycalog, LLC	100% LLC Interest
ReedHycalog International Holding, LLC	ReedHycalog Kazakhstan, LLC	100% LLC Interest
Grant Prideco, Inc.	ReedHycalog Utah, LLC	100% LLC Interest
ReedHycalog International Holding, LLC	ReedHycalog Norway, LLC	100% LLC Interest
ReedHycalog, LLC GP USA Holding, LLC	ReedHycalog, L.P.	ReedHycalog, LLC 1%

Schedule 3.5 to Security Agreement

Pledgor(s)	Pledged Entity	% Owned / Type of Interest
General Partner Interest
GP USA Holding, LLC 99% Limited Partner Interest
ReedHycalog International Holding, LLC	ReedHycalog CIS, LLC	100% LLC Interest
ReedHycalog International Holding, LLC	ReedHycalog Thailand, LLC	100% LLC Interest
Grant Prideco, Inc.	TA Industries, Inc.	100% Stock
TA Industries, Inc.	TAI Holding, Inc.	100% Stock
TA Industries, Inc.	Tube-Alloy Capital Corporation	100% Stock
Tube-Alloy Capital Corporation	Tube-Alloy Corporation	100% Stock
Grant Prideco, Inc.	XL Systems International, Inc.	100% Stock
Grant Prideco Holding, LLC Grant Prideco USA, LLC	XL Systems, L.P.	Grant Prideco Holding, LLC 1% General Partner Interest
Grant Prideco USA, LLC 99% Limited Partner Interest
Grant Prideco, Inc.	Grant Prideco Jersey Limited	99.99997% Jersey Stock
TA Industries, Inc. Grant Prideco, Inc.	C.M.A. Canavera S.R.L.	TA Industries, Inc. 99.9% Italian LLC Interest

Schedule 3.5 to Security Agreement

Pledgor(s)	Pledged Entity	% Owned / Type of Interest
Grant Prideco, Inc. 0.1% Italian LLC Interest
ReedHycalog, L.P.	Diamond Products International Venezolana C.A.	100% Venezuelan [Stock]
Grant Prideco, Inc. XL Systems, L.P.	Enerpro de Mexico S.A. de C.V.	Grant Prideco, Inc. 99.8% Mexican Stock
XL Systems, L.P. 0.2% Mexican Stock
Grant Prideco, Inc.	Grant Prideco Limited	100% Scottish Stock
Grant Prideco, Inc.	Grant Prideco Canada Ltd.	100% Canadian Stock
Grant Prideco, Inc.	Grant Prideco (Singapore) Pte Ltd	100% Singapore Stock
Grant Prideco, Inc.	Grant Prideco Asia (Singapore) Pte. Ltd.	100% Singapore Stock
ReedHycalog International Holding, LLC ReedHycalog, LLC	Grant Prideco Equipamentos para Petroleo Ltda.	ReedHycalog International Holding, LLC 99.9% Brazilian Stock
ReedHycalog, LLC 0.1% Brazilian Stock
Grant Prideco, Inc. Grant Prideco, L.P.	Grant Prideco de Venezuela, S.A.	Grant Prideco, Inc. 99.9% Venezuelan Stock
Grant Prideco, L.P. 0.1% Venezuelan Stock
Grant Prideco, Inc.	Grant Prideco Mauritius Limited	100% Mauritius Stock

Schedule 3.5 to Security Agreement

Pledgor(s)	Pledged Entity	% Owned / Type of Interest
Grant Prideco, Inc.	Grant Prideco Services, Ltd.	100% Cayman Islands Stock
Grant Prideco, Inc. XL Systems, L.P.	Pridecomex Holding, S.A. de C.V.	Grant Prideco, Inc. 99.99% Mexican Stock
XL Systems, L.P. .01% Mexican Stock
Grant Prideco, Inc.	ReedHycalog Europe B.V.	100% Netherlands Uncertificated Ownership Interest
ReedHycalog International Holding, LLC	ReedHycalog del Ecuador S.A.	100% Ecuadoran Stock
Grant Prideco, Inc. ReedHycalog International Holding, LLC	ReedHycalog UK Holdings, LLP	Grant Prideco, Inc. 99% English/Welsh Limited Partner Interest
ReedHycalog International Holding, LLC 1% English/Welsh General Partner Interest
ReedHycalog International Holding, LLC	ReedHycalog Pty Ltd	100% Australian Stock
ReedHycalog International Holding, LLC Grant Prideco, Inc.	Reed-Hycalog de Mexico S. de R.L. de C.V.	ReedHycalog International Holding, LLC 99.97% Mexican LLC Interest
Grant Prideco, Inc. .03% Mexican LLC Interest
ReedHycalog International Holding, LLC Grant Prideco, Inc.	Reed-Hycalog Services S. de R.L. de C.V.	ReedHycalog International Holding, LLC 99.97% Mexican LLC Interest
Grant Prideco, Inc. .03% Mexican LLC Interest
ReedHycalog International Holding, LLC Grant Prideco, Inc.	ReedHycalog Italia S.R.L.	ReedHycalog International Holding, LLC 98% Italian LLC Interest

Schedule 3.5 to Security Agreement

Pledgor(s)	Pledged Entity	% Owned / Type of Interest
Grant Prideco, Inc. 2% Italian LLC Interest
Grant Prideco, Inc.	XL Systems Antilles N.V.	100% Netherlands Antilles Stock

Schedule 3.5 to Security Agreement

SCHEDULE 3.7

INTELLECTUAL PROPERTY

A.	Copyrights:

No Debtor owns any registered copyrights.

No Debtor owns any material copyrights.

B.	Patents:

U.S. Patents and Patent Applications

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
Atlantic Richfield Company / Grant Prideco L.P.	High Efficiency Drill Pipe	3/2/99	09/260,250	6244631	6/12/01
Grant Prideco L.P.	A Method of Establishing Stress Relieving Procedures For Minimizing Sulfide Stress Cracking in Cold Worked Metals	10/21/03	10/605,694
Grant Prideco L.P.	Anti-Rotation Device for Mating Connectors and Methods of Using the Same	5/20/04	10/709,655
Grant Prideco L.P.	Apparatus and Method for Enhancing Fatigue Properties of Subterranean Well Drill Pipe Immediate the Area of Securement to a Tool Joint	11/19/93	08/155,011	5361846	11/8/94
Grant Prideco L.P.	Buttress Thread Form	4/27/90	07/516138	5092635	3/3/92
Grant Prideco L.P.	Casing Drilling Connector with Low Stress Flex Groove	11/3/00	09/706,204	6406070	6/18/02
Grant Prideco L.P.	Concentric, Insulated Tubular Conduits and Method of Assembly	1/12/00	09/481,619	6325278	12/4/01
Grant Prideco L.P.	Concentric, Insulated Tubular Conduits and Method of Assembly (Divisional)	7/23/01	09/912,053	6520732	2/18/03
Grant Prideco L.P.	Control Line Coupling and Tubular String-Control Line Assembly Employing Same	11/9/99	09/436,611	6367845	4/9/02
Grant Prideco L.P.	Corrosion Seal for Threaded Connections	10/4/00	09/679,470	6811189	11/2/04

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
Grant Prideco L.P.	Cutting elements for rotary drill bits	12/12/85	07/120718	4928777	5/29/90
Grant Prideco L.P.	Double Shoulder Oilfield Tubular Connection	3/6/03	10/248,971	6712402	3/30/04
Grant Prideco L.P.	Drill Collar Box	9/29/00	09/676,578	6467818	10/22/02
Grant Prideco L.P.	Drill Pipe with Improved Connectors	7/21/94	08/278,419	5492375	2/20/96
Grant Prideco L.P.	Fatigue Resistant Drill Pipe	4/27/99	09/301,388	RE37167	5/8/01
Grant Prideco L.P.	Heavy Weight Drill Pipe	5/1/98	09/071,253	6012744	1/11/00
Grant Prideco L.P.	Helical Stress Relief Groove Apparatus and Method for Subterranean Well Drill Pipe Assemblies	7/5/94	08/270,247	5535837	7/16/96
Grant Prideco L.P.	Horizontal Drilling or Completion Method	11/5/90	07/610301	5101906	4/7/92
Grant Prideco L.P.	Insulated Tubular Assembly	3/11/03	10/385,361
Grant Prideco L.P.	Large Diameter Flush-Joint Pipe Handling System	11/5/03	10/605,910
Grant Prideco L.P.	Lightweight Drill Pipe	6/10/91	07/712529	5148876	9/22/92
Grant Prideco L.P.	Liner Connection	6/20/86	876712	4707001	11/17/87
Grant Prideco L.P.	Method and Apparatus for Measuring the Length (MIU) of the Internal Taper of an Internally Upset Drill Pipe Tube	3/30/94	08/220,281	5479721	1/2/96
Grant Prideco L.P.	Method of Fabricating Threaded Connection for Pipes	7/14/88	07/218,839	4838068	6/13/89
Grant Prideco L.P.	Method of Horizontal Drilling	4/29/91	07/692620	5165491	11/24/92
Grant Prideco L.P.	Method of Internally and Externally Upsetting the End of a Metal Tube	12/3/91	07/801969	5184495	2/9/93
Grant Prideco L.P.	Methods and Connections for Coupled Pipe	1/12/05	11/032,972
Grant Prideco L.P.	Multi-Taper and Multi-Pitch Diameter API Eight Round Thread Coupling	6/10/03	10/457,773
Grant Prideco L.P.	Oil Field Tubular Connection	3/8/89	07/320,718	4946201	8/7/90
Grant Prideco L.P.	Oilfield Tubular Connection	2/16/90	07/480,804	5064224	11/12/91
Grant Prideco L.P.	Oilfield Tubular	5/12/00	09/569,458	6447025	9/10/02

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
	Connection
Grant Prideco L.P.	Pressure Relieved Thread Connection	1/2/03	10/335,823
Grant Prideco L.P.	Pressure Relieved Thread Connection	1/3/05	11/029,055
Grant Prideco L.P.	Shoulder Dressing Apparatus	9/17/93	08/122157	5433130	7/18/95
Grant Prideco L.P.	Stress Relief Groove for Drill Pipe	12/3/92	07/985,832	5286069	2/15/94
Grant Prideco L.P.	Stress Relief Groove for Drill Pipe	1/13/94	08/182,211	5358285	10/25/94
Grant Prideco L.P.	System, Method and Apparatus for Deploying a Data Resource Within a Threaded Pipe Coupling	9/29/00	09/675,697	6516880	2/11/03
Grant Prideco L.P.	System, Method and Apparatus for Deploying a Data Resource Within a Threaded Pipe Coupling	12/9/02	10/314,514	6811187	11/2/04
Grant Prideco L.P.	Thread Rolling Tool	11/28/03	10/707,231
Grant Prideco L.P.	Thread Spacer	9/14/04	10/711,359
Grant Prideco L.P.	Threaded and Coupled Connection for Improved Fatigue Resistance	7/21/99	09/358,205	6609735	8/26/03
Grant Prideco L.P.	Threaded Connection for Enhanced Fatigue Resistance	5/2/97	08/850,735	5931511	8/3/99
Grant Prideco L.P.	Threaded Connection For Internally Clad Pipe	2/24/99	09/256,885	6273474	8/14/01
Grant Prideco L.P.	Threaded Connection For Internally Clad Pipe	2/25/98	09/030,459	6042153	3/28/00
Grant Prideco L.P.	Threaded Connection for Internally Clad Pipe (Divisional)	6/28/01	09/894,457	6863313	3/8/05
Grant Prideco L.P.	Threaded Connection With High Compressive Rating	4/28/00	09/560,854	6581980	6/24/03
Grant Prideco L.P.	Threaded Connectors for Axial Alignment of Tubular Components, and Method of Installing Pipe Sections Employing Such Connectors	11/28/03	10/707,228
Grant Prideco L.P.	Threaded Pipe Connection	10/31/02	10/284,632
Grant Prideco L.P.	Threaded Pipe Joint Having Improved Seal Ring Entrapment	1/25/90	07/470,116	5066052	11/19/91
Grant Prideco L.P.	Threaded Pipe Joint Having Improved Seal Ring Entrapment	3/8/89	07/320,476	4944538	7/31/90
Grant Prideco L.P.	Tool Joint	4/18/91	07/687,438	5147996	9/15/92

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
Grant Prideco L.P.	Tool Joint and Method of Hardfacing Same	9/15/89	07/408,074	5010225	4/23/91
Grant Prideco L.P.	Tool Joint Stress Relief Groove	5/20/93	08/064858	5355968	10/18/94
Grant Prideco L.P.	Tubular Connector	9/12/03	10/605,183
Grant Prideco L.P.	Tubular Coupling With Ventable Seal	8/28/85	06/771137	4893844	1/16/90
Grant Prideco L.P.	Ultra High Torque Double Shoulder Tool Joint	5/2/97	08/850,658	5908212	6/1/99
Grant Prideco LP	Welding Alignment Device, and Methods of Using Same	10/19/04	10/904,013
Grant Prideco, Inc.	Concentric, Insulated Tubular Conduits and Method of Assembly (Divisional)	2/4/03	10/357,611
Grant Prideco, Inc.	Discontinuous Plane Weld Apparatus & Method for Enhancing Fatigue etc.	7/5/94	08/270,992	5562312	10/8/96
Grant Prideco, Inc.	External Refacing Benchmark Indicator	11/12/02	10/292,072
Grant Prideco, Inc.	Fatigue Resistant Drill Pipe	9/18/95	08/529,517	5853199	12/29/98
Grant Prideco, Inc.	Thread Design for Uniform Distribution of Makeup Forces	8/12/02	10/217,129	6848724	2/1/05
Grant Prideco, Inc. and RTI International Metals	Tool Joint and Drill Pipe Made Therefrom	10/27/98	09/179,512	6305723	10/23/01
Reed Hycalog L.P.	Bi-Center Bit Adapted to Drill Casing Shoe	10/2/01	09/969,444	6629476	10/7/03
Reed Hycalog L.P.	Hardmetal Facing for Earth Boring Drill Bit	7/31/97	08/903913	5988302	11/23/99
Reed Hycalog L.P.	Thrust Face Lubrication System for a Rolling Cutter Drill Bit (Continuation)	1/10/97	08/781217	5931241	8/3/99
Reed Hycalog LP	Drill Bit Having Offset Roller Cutters and Improved Nozzles	2/29/88	07/162289	4848476	7/18/89
Reed Hycalog LP	Rolling Cutter Drill Bits	10/12/93	08/136442	5372210	12/13/94
ReedHycalog L.P.	Accelerometer Caliper While Drilling	4/24/01	09/841,659	6467341	10/22/02
ReedHycalog L.P.	Apparatus for Weight on Bit Measurements, and Methods of Using Same	9/27/04	10/711,589
ReedHycalog L.P.	Cutting elements for roller cutter drill bits	4/5/89	07/333576	4940099	7/10/90
ReedHycalog L.P.	Cutting structures for steel	1/25/88	07/148072	4919220	4/24/90

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
	bodied rotary drill bits
ReedHycalog L.P.	Different Stiffness Energizers for MF Seals	7/24/96	08/685851	5875861	3/2/99
ReedHycalog L.P.	Drag drill bit having improved arrangement of cutting elements	11/7/88	07/270431	4848489	7/18/89
ReedHycalog L.P.	Drag-Type Rotary Drill Bit	11/22/99	09/447,059	6371226	4/16/02
ReedHycalog L.P.	Drag-Type Rotary Drill Bit	11/22/99	09/444,072	6193000	2/27/01
ReedHycalog L.P.	Drill bit with dual reaming rows	10/2/95	08/540685	5671817	9/30/97
ReedHycalog L.P.	Equipment Housing for Downhole Measurements	5/18/04	10/709,625
ReedHycalog L.P.	Fabrication Process for High Density Powder Composite Hardfacing Rod	2/13/01	09/782,341	6361739	3/26/02
ReedHycalog L.P.	Fabrication Process for Powder Composite Rod	11/9/01	09/683,030	6440358	8/27/02
ReedHycalog L.P.	Face Seal Having Strain Induced Face Geometry	11/19/98	09/196478	6109376	8/29/00
ReedHycalog L.P.	Fixed Cutter Drill Bits With Thin, Integrally Formed Wear and Erosion Surfaces	3/9/99	09/265266	6135218	10/24/00
ReedHycalog L.P.	Flow Channels for Tooth Type Rolling Cutter Drill Bits	4/5/96	08/627171	5676214	10/14/97
ReedHycalog L.P.	Hardened bearing surface and method of forming same	9/18/85	06/777279	4618269	10/21/86
ReedHycalog L.P.	Hardfacing Material for Rolling Cutter Drill Bits	7/1/96	08/673978	5740872	4/21/98
ReedHycalog L.P.	Hardmetal Facing for Rolling Cutter Drill Bits	11/17/95	08/559959	5653299	8/5/97
ReedHycalog L.P.	Lip Seal for Roller Cone Drill Bit	9/12/03	10/605,177
ReedHycalog L.P.	Means for retaining roller cutters on rotary drill bit	2/21/89	07/312459	4911255	3/27/90
ReedHycalog L.P.	Method and Apparatus for Loading Lubricant Into Earth Boring Bits	6/4/99	09/326,236	6170611	1/9/01
ReedHycalog L.P.	Method of Measuring Stick Slip and System for Performing Same	2/17/05	60/653,889
ReedHycalog L.P.	Mounting means for cutting elements in drag type rotary drill bit	2/18/86	06/830399	4682663	7/28/87

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
ReedHycalog L.P.	Mounting means for cutting elements in drag type rotary drill bit	6/12/87	07/061413	4830123	5/16/89
ReedHycalog L.P.	Non Circular Gauge Reaming Row Inserts	8/24/00	09/645,235	6394199	5/28/02
ReedHycalog L.P.	On-Bit, Analog Multiplexer for Transmission of Multi-Channel Drilling Information	4/14/04	10/709,108
ReedHycalog L.P.	Pneumatic Isostatic Forging of Sintered Compacts	11/11/98	09/190804	6060016	5/9/00
ReedHycalog L.P.	Removable Equipment Housing for Downhole Measurements	9/28/04	10/711,608
ReedHycalog L.P.	Rock Bit Cutter Retainer with Differentially Pitched Threads	10/1/97	08/942128	5853245	12/29/98
ReedHycalog L.P.	Rock Bit Face Seal Having Anti-Rotation Pins	10/12/99	09/417,041	6176330	1/23/01
ReedHycalog L.P.	Rock Bit Face Seal Having Lubrication Gap	11/8/01	09/683,022	6427790	8/6/02
ReedHycalog L.P.	Rock Bit Hardmetal Overlay & Process of Manufacture	7/26/99	09/360751	6045750	4/4/00
ReedHycalog L.P.	Rock Bit Hardmetal Overlay and Process of Manufacture	10/14/97	08/950286	5967248	10/19/99
ReedHycalog L.P.	Rock Bit Lubricant Relief Valve	8/20/99	09/378091	6138778	10/31/00
ReedHycalog L.P.	Roller cutter drill bit and method of forming	7/13/88	07/218642	4887493	12/19/89
ReedHycalog L.P.	Rolling Cutter Drill Bit with Stabilized Insert Holes and Method for Making a Rolling Cutter Drill Bit with Stabilized Insert Holes	1/22/99	09/234854	6095264	8/1/00
ReedHycalog L.P.	Rolling Cutter Drill Bits	7/28/95	08/506993	5725313	3/10/98
ReedHycalog L.P.	Rolling Cutter Drill Bits (Continuation)	11/17/97	08/971,504	6354740	3/12/02
ReedHycalog L.P.	Rolling Cutter Drill Bits (Continuation)	10/31/00	09/702,507	6416224	7/9/02
ReedHycalog L.P.	Rotary drill bit for use in drilling holes in subsurface earth formations	11/8/89	07/433689	4991670	2/12/91
ReedHycalog L.P.	Rotary drill bit having improved mounting means for multiple cutting elements	8/13/87	07/084892	4907662	3/13/90
ReedHycalog L.P.	Rotary Drill Bits	11/9/87	07/118604	4823892	4/25/89

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
ReedHycalog L.P.	Seal assembly for drill bits	9/16/85	06/776452	4623028	11/18/86
ReedHycalog L.P.	Seal assembly for rotary drill bits	4/25/88	/186,022	4838365	6/13/89
ReedHycalog L.P.	Self-Aligning Insert for Drill Bits	5/20/04	10/709,653
ReedHycalog L.P.	Single Energizer Face Seal for Rock Bits with Floating Journal Bearings	12/2/99	09/452,774	6247545	6/19/01
ReedHycalog L.P.	Thrust Face Lubrication System for a Rolling Cutter Drill Bit	8/29/95	08/520431	5628375	5/13/97
ReedHycalog L.P.	Tooth Type Drill Bit with Secondary Cutting Elements and Stress Reducing Tooth Geometry	4/12/00	09/547,525	6347676	2/19/02
ReedHycalog L.P.	Volume Reduction Mandrel for Use in Pneumatic Isostatic Forging	1/27/00	09/492,731	6338621	1/15/02
ReedHycalog L.P.	Wear Indicator for Rotary Drilling Tools	10/30/98	09/183,504	6167833	1/2/01
ReedHycalog L.P. and Corporacion POK S.A. de C.V.	Fluid-Soluble Pattern Material for Investment Casting Process, and Methods for Using Same	2/10/05	10/906,232
ReedHycalog LP	Aluminide Coated Bearing Elements for Roller Cutter Drill Bits	7/5/91	07/726024	5161898	11/18/92
ReedHycalog LP	Case hardened roller cutter for a rotary drill bit and method of making	10/13/89	07/420872	4969378	11/13/90
ReedHycalog LP	Composite Structure Having a Non-Planar Interface and Method of Making Same	4/26/05	10/908,040
ReedHycalog LP	Cutting elements for rotary drill bits	12/7/93	08/163344	5469927	11/28/95
ReedHycalog LP	Directional Drill Bit	12/23/96	08/771000	5839525	11/24/98
ReedHycalog LP	Drill bit having improved hydraulic action for directing drilling fluid	7/17/89	07/381040	4989680	2/5/91
ReedHycalog LP	Hydraulic action for rotary drill bits	11/14/90	07/613241	5096005	3/17/92
ReedHycalog LP	Means for mounting a roller cutter on a drill bit	3/13/90	07/492,789	4991671	2/12/91
ReedHycalog LP	Method of making a threaded retainer ring for a roller cutter on a drill bit	2/5/90	07/475285	5012701	5/7/91

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
ReedHycalog LP	Method of making lug journal for roller cutter drill bits	11/16/89	07/437180	4982496	1/8/91
ReedHycalog LP	Methods and Related Equipment for Rotary Drilling	4/15/97	08/909432	5950742	9/14/99
ReedHycalog LP	Nozzle means for rotary drill bits	3/30/90	07/502046	5029656	7/9/91
ReedHycalog LP	Pressure compensator for drill bit lubrication system	1/22/91	07/643486	5072795	12/17/91
ReedHycalog LP	Rolling Cutter Drill Bits	8/24/93	08/111373	5465800	11/14/95
ReedHycalog LP	Rotary drill bits and methods of designing such drill bits	6/6/96	08/659502	5816346	10/6/98
ReedHycalog LP	Seal assembly for roller cutter drill bit having a pressure balanced lubrication system	8/13/90	07/566129	5040624	8/20/91
ReedHycalog LP	Sub-reamer for Bi-Center Type Tools	11/21/02	10/301,049
ReedHycalog LP	Threaded Ring Retention Mechanism	8/24/93	08/110854	5383525	1/24/95
ReedHycalog Utah, LLC	Carbide/Metal Composite Material and a Process Therefor	6/11/92	897,311	5304342	4/19/94
ReedHycalog Utah, LLC	Container Assembly for HPHT Processing	9/3/03	10/654,512
ReedHycalog Utah, LLC	Frictional Vibration Damper for Downhole Tools	6/26/00	09/603,984	6394198	5/28/02
ReedHycalog Utah, LLC	Metallized Graphite Heater for a High-Pressure High-Temperature Reaction Vessel	12/28/99	09/473,147	6124573	9/26/00
ReedHycalog Utah, LLC	Reduced Mass Unitary Frame for Ultra High-Pressure High-Temperature Press Apparatus	10/27/00	09/703,983	6336802	1/8/02
ReedHycalog Utah, LLC	Superhard Drill Bit Heel, Gage and Cutting Elements with Reinforced Periphery	3/30/00	09/537,551	6330924	12/18/01
ReedHycalog Utah, LLC.	Superhard Cutting Element Utilizing Tough Reinforcement Posts	3/17/98	09/040,658	6029760	2/29/00
ReedHycalog, L.P.	Hydraulic Optimization of Drilling Fluids in Borehole Drilling	8/12/03	10/604,714
ReedHycalog, LP	Bi-Center bit with Oppositely Disposed Cutting Surfaces	10/21/97	08/955,147	5992548	11/30/99

Schedule 3.7 to Security Agreement

				Patent	Issue
Assignee	Title	Filed	Serial No	No.	Date
ReedHycalog, LP	Cutting Element	2/9/98	09/021,012	6068072	5/30/00
ReedHycalog, LP	Cutting Element with Stress Reduction	9/7/99	09/391,033	6315067	11/13/01
ReedHycalog, LP	Cutting Element with Stress Reduction	4/16/98	09/129,179	6026919	2/22/00
ReedHycalog, LP	Expandable Eccentric Reamer and Method of Use in Drilling	11/3/03	10/701,232
ReedHycalog, LP	Failure Indicator for Rolling Cutter Drill Bit	7/30/01	09/682,165	6484824	11/26/02
ReedHycalog, LP	Improved Bi-Center Bit and Method for Enhancing Stability	8/15/95	08/515,536	5678644	10/21/97
ReedHycalog, LP	Reduced Erosion Nozzle System and Method for the Use of Drill Bits to Reduce Erosion	4/2/98	09/057,714	6142248	11/7/00
ReedHycalog, LP	Re-Settable Locking Mechanism for Downhole Tools	10/21/04	10/971,865
ReedHycalog, LP	Stabilizing Drill Bit	5/31/96	08/655,988	5803196	9/8/98
ReedHycalog, LP	Two Stage Drill Bit	5/27/99	09/321,362	6412579	7/2/02
ReedHycalog, LP.	Bi-Center Bit Adapted to Drill Casing Shoe	9/8/99	09/392,043	6340064	1/22/02
ReedHycalog, LP.	Coring Tool	1/27/98	09/014,116	6009960	1/4/00
ReedHycalog, LP.	Cutting Element with Stress Reduction	5/31/00	09/583,488	6401845	6/11/02
ReedHycalog, LP.	Stabilizing Drill Bit with Improved Cutting Elements	9/8/98	09/149,196	5979577	11/9/99
ReedHycalog. L.P.	Apparatus for Weight on Bit Measurements, and Methods of Using Same	10/15/03	10/605,627	6802215	10/12/04
XL Systems, L.P.	Driveable Threaded Tubular Connection	3/23/87	029687	4822081	4/18/89
XL Systems, L.P.	Releasable Connector	6/28/90	07/546,020	5026200	6/25/91

C.	Trademarks:

U.S. Trademark Registrations and Applications

Schedule 3.7 to Security Agreement

REG. NO. / REG. DATE
OWNER	MARK	STATUS	SERIAL NO. / FILING DATE
Grant Prideco L.P.	ANJO	Registered	2,457,341 June 5, 2001 76/073,362 June 19, 2000
Grant Prideco L.P.	GRANT PRIDECO	Pending	78/530,418 December 10, 2004
Grant Prideco L.P.	GRANT PRIDECO and Design	Registered	2,749,310 August 12, 2003 76/233,005 March 28, 2001
Grant Prideco L.P.	H LOGO	Registered	1,779,477 June 29, 1993 74/216,740 October 29, 1991
Grant Prideco L.P.	HD-L	Registered	1,740,840 December 22, 1992 74/127,301 December 26, 1990
Grant Prideco L.P.	H-SERIES	Registered	1,802,566 November 2, 1993 74/214,579 October 18, 1991
Grant Prideco L.P.	PIPE BUILDER	Pending	78/526,902 December 3, 2004
Grant Prideco L.P.	PLATINUM	Pending	78/526,210 December 2, 2004
Grant Prideco L.P.	RTS	Registered	1,258,246 November 22, 1983 73/351,931 February 25, 1982
Grant Prideco L.P.	SLIP-PROOF	Registered	2,723,417 June 10, 2003 76/335,727 November 7, 2001

Schedule 3.7 to Security Agreement

REG. NO. / REG. DATE
OWNER	MARK	STATUS	SERIAL NO. / FILING DATE
Grant Prideco L.P.	SMOOTH EDGE	Registered	2,830,590 April 6, 2004 76/415,178 May 30, 2002
Grant Prideco L.P.	SMOOTHX (DESIGN)	Registered	1,166,128 August 25, 1981 73/190,310 October 23, 1978.
Grant Prideco L.P.	SPECS DIRECT	Pending	78/526,895 December 3, 2004.
Grant Prideco L.P.	SPIRALINE	Registered	1,944,089 December 26, 1995 74/622,473 January 18, 1995
Grant Prideco L.P.	SPIRAL-WATE	Registered	1,248,819 August 23, 1983 73/358,602 April 6, 1982
Grant Prideco L.P.	SRT	Registered	2,803,307 January 6, 2004 76/415,179 May 30, 2002.
Grant Prideco L.P.	SST	Registered	2,028,288 January 7, 1997 74/687,498 June 7, 1995
Grant Prideco L.P.	SUPER SMOOTH-X	Registered	1,783,848 July 27, 1993 74/100,211 September 25, 1990
Grant Prideco L.P.	THERMOCASE	Registered	2,587,427 July 2, 2002 76/100,199 July 31, 2000
Grant Prideco L.P.	TUFF-WELD	Registered	1,002,567 January 28, 1975 73/016,668 March 22, 1974
Grant Prideco L.P.	XT	Registered	2,466,236 July 3, 2001 75/623,469 January 18, 1999.

Schedule 3.7 to Security Agreement

REG. NO. / REG. DATE
OWNER	MARK	STATUS	SERIAL NO. / FILING DATE
Grant Prideco, Inc.	EXTREME	Registered	2,443,230 April 10, 2001 75/623,471 January 18, 1999.
Grant Prideco, Inc.	H-90	Registered	683,974 August 25, 1959 71/699,968 December 14, 1955
Grant Prideco, Inc.	HI-TORQUE	Registered	1,475,521 February 2, 1988 73/618,858 September 8, 1986
Grant Prideco, Inc.	MODIFIED	Registered	1,020,933 September 23, 1975 73/008,551 December 10, 1973
Grant Prideco, Inc.	TCA	Registered	2,479,384 August 21, 2001 75/895,828 January 12, 2000
Grant Prideco, Inc.	TCII	Registered	2,333,000 March 21, 2000 75/718,533 June 1, 1999
Grant Prideco, Inc.	TFW	Registered	1,563,039 Registration Date: October 31, 1989 73/751,531 September 12, 1988
Grant Prideco, Inc.	XD	Registered	2,466,237 July 3, 2001 75/623,470 January 18, 1999
Grant Prideco, Inc.	XLT	Registered	2,395,094 October 17, 2000 75/672,789 April 1, 1999
Grant Prideco, Inc.	X-METAL	Registered	2,441,533 April 3, 2001 75/702,566 May 11, 1999

Schedule 3.7 to Security Agreement

REG. NO. / REG. DATE
OWNER	MARK	STATUS	SERIAL NO. / FILING DATE
Reed Hycalog L.P.	DURACLAD	Registered	2,419,247 January 9, 2001 75/920,816 February 16, 2000
Reed Hycalog L.P.	MUDPICK and Design	Registered	1,388,055 April 1, 1986 73/551,539 August 2, 1985
Reed Hycalog L.P.	MUDPICK and Design	Registered	1,388,056 April 1, 1986 73/551,543 August 2, 1985
Reed Hycalog L.P.	POWERSTEERING	Registered	2,222,772 February 9, 1999 75/417,456 January 13, 1998
Reed Hycalog L.P.	POWERSTEERING	Registered	2,654,608 November 26, 2002 75/319,387 July 3, 1997
Reed Hycalog L.P.	R and Design	Registered	1,131,179 February 26, 1980 73/152,820 December 20, 1977
Reed Hycalog L.P.	REED	Registered	522,173 March 14, 1950 71/546,036 January 2, 1948
Reed Hycalog L.P.	BICENTRIX	Registered	2,189,214 September 15, 1998 75/318,906 July 3, 1997
Reed Hycalog L.P.	CSD	Pending	78/594,753 March 24, 2005
Reed Hycalog L.P.	DIAMOND PRODUCTS INTERNATIONAL	Registered	2,607,383 August 13, 2002 76/298,217 August 3, 2001

Schedule 3.7 to Security Agreement

REG. NO. / REG. DATE
OWNER	MARK	STATUS	SERIAL NO. / FILING DATE
ReedHycalog L.P.	DPI	Registered	2,222,534 February 9, 1999 75/379,254 October 24, 1997
ReedHycalog L.P.	DURADIAMOND	Registered	2,189,219 September 15, 1998 75/319,307 July 3, 1997
ReedHycalog L.P.	HYCALOG and Design	Registered	1,711,189 September 1, 1992 74/203,335 September 13, 1991
ReedHycalog L.P.	LOTORQUE	Registered	2,278,855 September 21, 1999 75/398,142 November 24, 1997
ReedHycalog L.P.	RAPTOR	Pending	78/561,025 February 4, 2005
ReedHycalog L.P.	REEDHYCALOG	Registered	2,934,876 March 22, 2005 78/349,174 January 8, 2004
ReedHycalog L.P.	SPEEDDRILL	Registered	2,553,514 September 21, 1999 75/848,422 November 15, 1999
ReedHycalog L.P.	SPEEDREAMER	Registered	2,280,606 September 28, 1999 75/398,141 November 24, 1997
ReedHycalog L.P.	SPEEDREAMERCSD	Registered	2,482,083 August 28, 2001 76/064,653 June 7, 2000
ReedHycalog L.P.	STEERINGWHEEL	Registered	2,185,768 September 1, 1998 75/319,305 July 3, 1997
ReedHycalog L.P.	SWITCHBLADE	Registered	2,185,770 September 1, 1998 75/319,308 July 3, 1997

Schedule 3.7 to Security Agreement

REG. NO. / REG. DATE
OWNER	MARK	STATUS	SERIAL NO. / FILING DATE
ReedHycalog L.P.	SWN	Pending	78/624,219 May 5, 2005
ReedHycalog L.P.	TERRASCOPE	Pending	78/555,241 January 27, 2005
ReedHycalog L.P.	TRANSFORMATION	Registered	2,185,769 September 1, 1998 75/319,306 July 3, 1997
ReedHycalog L.P.	TREX	Pending	78/320,473 October 29, 2003
Tube-Alloy Corporation	FLO-PUP	Registered	2,197,945 October 20, 1998 75/341,364 August 14, 1997

D.	Licenses:

1.	Licenses to Borrowers:

		Type of	Registration
		Intellectual	or Serial	Mark or Title of Intellectual
Licensor	Licensee	Property	Number	Property
Torquelock Corporation	Grant Prideco, L.P.	Patent	10/301,079	Hang-Free Thread Design
Eventure	Grant Prideco, L.P.	Patent	10/290,003	Method and Apparatus for Sealing Radially Expanded Joints
Eventure	Grant Prideco, L.P.	Patent	10/840,996	Metal Sleeve Seal for Threaded Connection

2.	Licenses from Borrowers to Third Parties: None.

Schedule 3.7 to Security Agreement

Annex I to the
Security Agreement

     This SUPPLEMENT NO. [ ] dated as of [      ] (this “Supplement”), is delivered in connection with (a) the Security Agreement dated as of May 12, 2005 (the “Security Agreement”), among Grant Prideco, Inc., a Delaware corporation (the “Parent”), certain subsidiaries of the Parent (the Parent and such subsidiaries collectively being the “Debtors”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), for the benefit of the holders of the Secured Obligations (as defined therein) and (b) the Subsdiary Guaranty described below.

     A Reference is made to the Credit Agreement dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Parent and certain of its Subsidiaries as Borrowers (such Subsidiaries, together with the Parent, the “Borrowers”), Bank of America, N.A. as Syndication Agent, the Administrative Agent, and the Lenders, Swing Line Lenders, L/C Issuers, and agents from time to time party thereto. Pursuant to the Subsidiary Guaranty dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Subsidiary Guaranty”), made by the Debtors (other than the Parent), such Debtors have agreed to guarantee, among other things, the full payment and performance of all of the obligations of the Borrowers under the Credit Agreement. Pursuant to the Parent Guaranty dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Parent Guaranty”, and together with the Subsidiary Guaranty, the “Guaranties”), made by the Parent, the Parent has agreed to guarantee, among other things, the full payment and performance of all of the obligations of the other Borrowers under the Credit Agreement.

     B Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

     C The Debtors have entered into the Security Agreement and the Guaranties as a condition precedent to the effectiveness of the Credit Agreement. Section 7.12 of the Security Agreement provides that additional Subsidiaries of the Loan Parties may become Debtors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Section 6.13 of the Credit Agreement provides that additional Subsidiaries of the Loan Parties must become Guarantors under the Subsidiary Guaranty. The undersigned Subsidiary (the “New Debtor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Debtor under the Security Agreement and a Guarantor under the Subsidiary Guaranty.

     Accordingly, the Administrative Agent and the New Debtor agree as follows:

     SECTION 1. In accordance with Section 7.12 of the Security Agreement, the New Debtor by its signature below becomes a Debtor under the Security Agreement and a Guarantor under the Subsidiary Guaranty with the same force and effect as if originally named therein as a Debtor or Guarantor, as applicable, and the New Debtor hereby (a) agrees to all the terms and provisions of the Security Agreement and the Subsidiary Guaranty applicable to it as a Debtor or Guarantor, as applicable, thereunder and (b) represents and warrants that the representations and

Annex I to Security Agreement

warranties made by it as a Debtor or Guarantor, as applicable, thereunder are true and correct on and as of the date hereof. The Schedules to the Security Agreement are hereby supplemented by the Schedules attached hereto with respect to the New Debtor. In furtherance of the foregoing, the New Debtor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in and lien on all of the New Debtor’s right, title and interest in and to the Collateral of the New Debtor. Each reference to a “Debtor” in the Security Agreement or “Guarantor” in the Subsidiary Guaranty shall be deemed to include the New Debtor.

     SECTION 2. The New Debtor represents and warrants to the Administrative Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 4. Except as expressly supplemented hereby, the Security Agreement and the Subsidiary Guaranty shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. All communications and notices to the New Debtor under the Security Agreement or the Subsidiary Guaranty shall be in writing and given as provided in Section 7.2 of the Security Agreement to the address for the New Debtor set forth under its signature below.

     SECTION 7. The New Debtor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

Annex I to Security Agreement

     IN WITNESS WHEREOF, the New Debtor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[Name of New Debtor],

By:

Name:

Title:

Address:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By:

Name:

Title:

Address:

Annex I to Security Agreement

Supplemental Schedules
to the Security Agreement

Supplemental Schedules to Annex I to Security Agreement

Annex II to the
Security Agreement

PATENT SECURITY AGREEMENT SUPPLEMENT

Dated as of May ___, 2005

     WHEREAS, each entity listed on Schedule 1-A hereto (each a “Debtor” and, collectively, the “Debtors”), whose jurisdictions and types of organization and addresses are as set forth on Schedule 1-A hereto, owns the letters patent, and/or applications for letters patent, of the United States of America, indicated and more particularly described for such Debtor on Schedule 1-B hereto (the “Patents”);

     WHEREAS, Grant Prideco, Inc., a Delaware corporation (the “Parent”) and certain subsidiaries of the Parent party thereto (the Parent and such subsidiaries collectively being the “Borrowers”) have entered into a Credit Agreement dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”) with Wells Fargo Bank, National Association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and the lenders and agents from time to time party thereto.

     WHEREAS, each Debtor, the Parent, and certain other subsidiaries of the Parent have entered into a Security Agreement (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent, pursuant to which each Debtor has granted to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in all right, title, and interest of such Debtor in and to the Patents, together with all registrations and recordings thereof, including, without limitation, applications, registrations, and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by such Debtor, and all reissues, continuations, continuations-in-part, term restorations or extensions thereof, all Patent Licenses (as defined in the Security Agreement), and all proceeds thereof, including, without limitation, any claims by such Debtor against third parties for infringement thereof for the full term of the Patents (the “Collateral”), to secure the prompt payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Debtor does hereby further confirm, and put on the public record, its grant to the Administrative Agent of a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

     Each Debtor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the grant of and security interest in the Collateral made hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Annex II to Security Agreement

     The Administrative Agent’s address is Wells Fargo Bank, National Association, Energy Services Group, Mail Code MAC T5002-031, 1000 Louisiana St., 3rd Floor, Houston, TX 77002, Attn: Alan Smith.

Annex II to Security Agreement

     IN WITNESS WHEREOF, each Debtor has duly executed or caused this Patent Supplement to the Security Agreement to be duly executed as of the date first set forth above.

[RELEVANT DEBTOR]

By:

Name:

Title:

Annex II to Security Agreement

STATE OF            )
                               ) ss.:
COUNTY OF        )

On this ____ day of __________, 200__, before me personally appeared __________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _________________________________________ and that he/she is _______________ of each Debtor, or of the general partner of such Debtor; and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said Debtor or said general partner of said Debtor pursuant to such authority.

Notary Public

Annex II to Security Agreement

Schedule 1-A
to the Patent Security Agreement Supplement

DEBTORS

Jurisdiction
Debtor	of Formation	Principal Place of Business	Type of Entity

Schedule 1-A to Patent Security Agreement Supplement

Schedule 1-B
to the Patent Security Agreement Supplement

PATENTS

	Date Filed	Serial No. or
Title of Patent	or Granted	Patent No.

Schedule 1-B to Patent Security Agreement Supplement

Annex III to the
Security Agreement

TRADEMARK SECURITY AGREEMENT SUPPLEMENT

Dated as of May ___, 2005

     WHEREAS, each entity listed on Schedule 1-A hereto (each a “Debtor” and, collectively, the “Debtors”), whose jurisdictions and types of organization and addresses are as set forth on Schedule 1-A hereto, (1) has adopted, used and is using, or (2) has intended to use and filed an application indicating that intention, but has not yet filed an allegation of use under Section 1(c) or l(d) of the Trademark Act, or (3) has filed an application based on an intention to use and has since used and has filed an allegation of use under Section 1(c) or 1(d) of the Trademark Act, the trademarks, trade names, trade styles, and service marks listed for such Debtor on Schedule 1-B hereto, which trademarks, trade names, trade styles, and service marks are registered in the United States Patent and Trademark Office (the “Trademarks”); and

     WHEREAS, Grant Prideco, Inc., a Delaware corporation (the “Parent”) and certain subsidiaries of the Parent party thereto (the Parent and such subsidiaries collectively being the “Borrowers”) have entered into a Credit Agreement dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”) with Wells Fargo Bank, National Association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and the lenders and agents from time to time party thereto.

     WHEREAS, each Debtor, the Parent, and certain other subsidiaries of the Parent have entered into a Security Agreement (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent, pursuant to which each Debtor has granted to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in all right, title, and interest of such Debtor in and to the Trademarks, together with all prints and labels on which said Trademarks have appeared or appear, designs, and general intangibles of like nature, now existing or hereafter adopted or acquired, and the goodwill of the business symbolized by the Trademarks and the applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof, or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by such Debtor, and all reissues, extensions or renewals thereof, all Trademark Licenses (as defined in the Security Agreement) and all proceeds thereof, including, without limitation, any claims by such Debtor against third parties for infringement thereof (the “Collateral”), to secure the payment, performance, and observance of the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Debtor does hereby further confirm, and put on the public record, its grant to the Administrative Agent a security interest in the Collateral to secure the prompt payment, performance, and observance of the Secured Obligations.

Trademark Security Agreement Supplement

     Each Debtor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the grant of, security interest in and mortgage on the Collateral made hereby are more fully set forth in the Security Agreement; the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     The Administrative Agent’s address is Wells Fargo Bank, National Association, Energy Services Group, Mail Code MAC T5002-031, 1000 Louisiana St., 3rd Floor, Houston, TX 77002, Attn: Alan Smith.

Trademark Security Agreement Supplement

     IN WITNESS WHEREOF, each Debtor has duly executed or caused this Trademark Supplement to the Security Agreement to be duly executed as of the date first set forth above.

[RELEVANT DEBTOR]

By:

Name:

Title:

Trademark Security Agreement Supplement

STATE OF            )
                               ) ss.:
COUNTY OF        )

On this ____ day of __________, 200__, before me personally appeared __________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _________________________________________ and that he/she is _______________ of each Debtor, or of the general partner of such Debtor; and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said Debtor or said general partner of said Debtor pursuant to such authority.

Notary Public

Trademark Security Agreement Supplement

Schedule 1-A
to the Trademark Security Agreement Supplement

DEBTORS

Jurisdiction of
Debtor	Formation	Principal Place of Business	Type of Entity

Schedule 1-A to Trademark Security Agreement Supplement

Schedule 1-B
to the Trademark Security Agreement Supplement

TRADEMARKS

	Application or	Application Serial
	Registration	No. or Registration
Trademark	Date	No.

Schedule 1-B to Trademark Security Agreement Supplement

Annex IV to the
Security Agreement

COPYRIGHT SECURITY AGREEMENT SUPPLEMENT

Dated as of May ___, 2005

     WHEREAS, [relevant Debtor] a (       ) [corporation] [limited liability company] [limited partnership] (herein referred to as the “Debtor”), having an address at [      ] has adopted, used and is using the copyrights listed on the annexed Schedule 1-A, which copyrights are registered in the United States Copyright Office (the “Copyrights”);

     WHEREAS, Grant Prideco, Inc., a Delaware corporation (the “Parent”) and certain subsidiaries of the Parent party thereto (the Parent and such subsidiaries collectively being the “Borrowers”) have entered into a Credit Agreement dated as of May 12, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”) with Wells Fargo Bank, National Association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and the lenders and agents from time to time party thereto.

     WHEREAS, the Debtor, the Parent, and certain Subsidiaries of the Parent have entered into a Security Agreement (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Debtor has granted to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in all right, title, and interest of the Debtor in and to the Copyrights, and the registrations and recordings thereof in the United States Copyright Office or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by the Debtor and all extensions or renewals thereof and all licenses thereof and all proceeds thereof, including, without limitation, any claims by the Debtor against third parties for infringement thereof (the “Collateral”), to secure the payment, performance, and observance of the Secured Obligations;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Debtor does hereby further confirm, and put on the public record, its grant to the Administrative Agent of a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance, and observance of the Secured Obligations.

     The Debtor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the grant, assignment of, and security interest in the Collateral made hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     The Administrative Agent’s address is Wells Fargo Bank, National Association, Energy Services Group, Mail Code MAC T5002-031, 1000 Louisiana St., 3rd Floor, Houston, TX 77002, Attn: Alan Smith.

Copyright Security Agreement Supplement

     IN WITNESS WHEREOF, [the relevant Debtor] has duly executed or caused this Supplement to the Security Agreement to be duly executed as of the date first set forth above.

[RELEVANT DEBTOR]

By:

Name:

Title:

Copyright Security Agreement Supplement

STATE OF            )
                               ) ss.:
COUNTY OF        )

On this ____ day of __________, 200__, before me personally appeared __________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _________________________________________ and that he/she is _______________ of each Debtor, or of the general partner of such Debtor; and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said Debtor or said general partner of said Debtor pursuant to such authority.

Notary Public

Copyright Security Agreement Supplement

SCHEDULE 1-A TO THE COPYRIGHT SECURITY AGREEMENT SUPPLEMENT

COPYRIGHTS

Schedule 1-A to Copyright Security Agreement Supplement